                                                                   Exhibit 10.25


                           ARBOR SOFTWARE CORPORATION

                          APPLICATION PARTNER AGREEMENT


ARBOR                                   PARTNER

Arbor Software Corporation              Company Name: Lawson Associates, Inc.
                                                      ------------------------------------
1344 Crossman Avenue                    Address:      1300 Godward Street, Suite 500
                                                      ------------------------------------
Sunnyvale, CA 94089                                   Minneapolis, MN 55413
                                                      ------------------------------------

                                                      ------------------------------------
Phone:  408-744-9500                    Phone:        612 379-8086
                                                      ------------------------------------
Fax:  408-744-0400                      Fax:          612 379-7141
                                                      ------------------------------------

                        EFFECTIVE DATE: DECEMBER 31, 1996

/s/ Stephen Imbler                                    /s/ Dan Metzger
-----------------------------------                   --------------------------------------
Signature                                             Signature


Stephen Imbler                                        Daniel Metzger
-----------------------------------                   --------------------------------------
Printed Name                                          Printed Name

CFO                                                   Executive Vice President, Marketing
-----------------------------------                   --------------------------------------
Title                                                 Title

Arbor and Partner desire to cooperate in joint marketing activities, share sales opportunity information in return for marketing assistance fees, and develop and market Partner products, specifically value-added Essbase(R) software applications. Accordingly, this Arbor Application Partner Agreement ("Agreement") is made and entered into as of the Effective Date by and between Arbor Software Corporation, a Delaware corporation ("Arbor") and the Partner identified above ("Partner").




(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

DEFINITIONS

(a) "AGREEMENT" refers to and includes this Arbor Application Partner Agreement, the General Terms and Conditions, and the Exhibits, all of which taken together govern the rights and obligations of Arbor and Partner.

(b) "DEMONSTRATION LICENSE" means the license of Software used by Partner to demonstrate Partner Product.

(c) "DEVELOPMENT LICENSE" means the license of Software used in, and limited to, the development of Partner Products.

(d) "DOCUMENTATION" means the operating instructions, user manuals, and all technical information and reference materials, in whatever form, provided by Arbor.

(e)     "EFFECTIVE DATE" mean the date first written above.

(f) "END USER" means a customer of Partner that licenses Partner Products for use in its internal business operations.

(g) "END-USER EVALUATION LICENSE" means the license of Software used by Partner to enable the end-user to evaluate Partner Products.

(h) "MAINTENANCE" means Updates, bug fixes and other services related to Software Maintenance as described in Exhibit D of this Agreement.

(i) "MARKETING ASSISTANCE FEE" or "MAF" means a fee paid to a Partner who supplies Arbor with a qualified referral for a previously unidentified Essbase software license sale opportunity that meets the conditions described in Section 6(h) of this Agreement.

(j) "PARTNER PRODUCT" means the Partner value-added Essbase software application(s) as more fully described in Exhibit B.

(k) "SOFTWARE" means Arbor's software products in object code form, including but not limited to Essbase, and related product documentation as more fully described in Exhibit A, and any updates and modifications to such products that may be provided by Arbor from time to time.

(l) "SUPPORT" means technical support, software diagnosis, and software problem analysis and resolution provided over the telephone, by fax, via e-mail, or by other electronic means.

(m) "TERRITORY" means geographically or other restricted region or market as described in Exhibit A in which Partner has rights to distribute Partner Products.

(n) "UPDATES" means maintenance releases, improvements, and enhancements to the Software or Product Documentation which are generally provided by Arbor to current maintenance customers. Updates shall not include those releases for which Arbor charges a separate or additional fee.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

2.       LICENSE AND DELIVERY

(a) DEVELOPMENT LICENSE. Upon execution of this Agreement and in return for payments described in Section 6 and Exhibit A, Arbor will provide to Partner the Software products and Documentation listed in Exhibit A. The Software and Documentation shall be used by Partner for internal development purposes only and shall not be used to run the internal operations of Partner nor provided to any third party.

(b) DEMONSTRATION AND END USER EVALUATION LICENSES. Partner may copy Software for the purpose of demonstrations at Partner locations and at trade show, user group, or seminar presentations or by Partner sales representatives. Partner also may copy Software for the purpose of installation at an End User location for End User evaluation for up to 45 days, after which the Software shall be considered to be sublicensed and specific sublicense fee payments will be due. Partner will maintain a list of evaluation and demonstration copies and supply such list to Arbor upon request. Demonstration and End User Evaluation copies of the Software may not be rented, leased, transferred, distributed or assigned by Partner in any manner.

(c) DISTRIBUTION OF Sublicenses. During the term of this Agreement and subject to its terms and conditions, Arbor grants to Partner a non-exclusive right to distribute sublicenses of the Software either directly or through its designated distributors, resellers, and other ("Business Affiliates"). Such Business Affiliates shall be listed in Exhibit A and Arbor shall have the right to approve such list, the approval of which shall not be unreasonably withheld. Each sublicense shall be distributed only as part of one or more Partner Products and only in those Partner Products in which the Software is incorporated, or in those which are distributed only in conjunction with such Partner Products, by programmatic or contractual limitation. Sublicenses may not be distributed when they can be used in any way or by any means other than as described in Exhibit B. Partner is responsible for insuring that its Business Affiliates and End Users abide by the obligations of this Agreement.

(d) ORDERING COPIES FOR DISTRIBUTION. Partner is authorized to make copies of the Software for purposes of distributing them under its distribution license.

(e) MASTER COPY FOR DISTRIBUTION. Arbor will deliver to Partner a master copy of the Software. Partner may then make as many copies of the Software as are required for distribution to its Business Affiliates and End Users as provided in this Agreement. Partner shall not make copies of the Software for any other purpose except as expressly authorized in this Agreement.

(f) PARTNER PRODUCT DESCRIPTION AND SOFTWARE SUBLICENSE RESTRICTIONS. Prior to the distribution of any such sublicense, Partner and Arbor shall have agreed to a detailed written description of the proposed Partner Product as shown in Exhibit B, including the restrictions applicable to the sublicensing, use and delivery of any such Partner Product. Partner agrees to distribute the Software only as part of a Partner Product and only with license provisions at least as protective of Arbor's proprietary rights as, and complying with the limitations, disclaimers, and use restrictions identified in this Agreement and in the Arbor Software End User License Agreement contained in Exhibit G. Additionally, Partner agrees to incorporate into its End User license agreement, or to append thereto as an exhibit signed by the End User, a document of the form of Exhibit H specifying the Software use restrictions applicable to the End User.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

(g) RESTRICTIONS ON END USER LICENSING. Partner and its Business Affiliates may extend the sublicenses granted in hereunder only to End Users in the Territory defined in Exhibit A, provided, however, that such Business Affiliates and End Users shall not include any company, or the employees or consultants of such company, whose principal line of business competes directly with Arbor. A current list of such competitors is provided in Exhibit C. Arbor reserves the right to make changes to Exhibit C upon 30 days prior written notice to Partner.

3.      PARTNER OBLIGATIONS

(a) ARBOR ATTRIBUTION. Partner will make commercially reasonable efforts to ensure that Arbor's corporate and product identifications and copyrights are preserved including, but not limited to ensuring that: (i) Arbor's copyright attribution appears on the disks and screens used by Partner during boot-up of a Partner Product and on all Documentation; (ii) the Arbor corporate and product names are prominently displayed on the packaging of the Software delivered to End Users, whether delivered as part of a Partner Product or not; and (iii) the Arbor corporate and product names are prominently identified in any collateral, materials or Documentation produced which describes the Partner Product or the Software or components of either.

(b) ARBOR REPUTATION AND GOODWILL. Partner agrees to use the current names used by Arbor for the Software and shall not knowingly make false or misleading representations with regard to the Software or Arbor. Partner further agrees to conduct business in a manner which reflects favorably at all times on the Software and on the good name, goodwill and reputation of Arbor.

4.      MARKETING ACTIVITIES

(a) PUBLIC ANNOUNCEMENTS. Upon the execution of this Agreement, each party agrees to make reasonable efforts to publicly announce as soon as possible the general nature and purpose of the relationship created by this Agreement, provided, however, that any such announcements must have received the prior written approval of the other party. Any announcement may be made jointly and/or separately by mutual consent of the parties.

(b) JOINT MARKETING. During the term of this Agreement, Partner and Arbor may mutually agree from time to time to engage in joint marketing activities which promote their products including seminars, press announcements, trade shows, user groups or other events. Neither party will issue any public announcement nor publish any materials which reference or discuss the other party or its products without the prior written consent of the other party.

5.      SUPPORT AND MAINTENANCE

(a) SUPPORT AND MAINTENANCE. In return for the payments described in Section 6 and Exhibit A of this Agreement, Arbor shall provide to Partner the Support and Maintenance described in Exhibit D during each year of this Agreement.

(b) SUPPORT AND MAINTENANCE TO END USERS. Partner shall be responsible for distributing Updates and bug fixes to its Business Affiliates and End Users and for providing them with direct technical support. Arbor will have no responsibility for providing technical support



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

directly to Partner's Business Affiliates and End Users, unless End Users enter into a Support and Maintenance Agreement directly with Arbor.

(c)     CONSULTING AND EDUCATION SERVICES. In return for payments described in
Section 6 and Exhibit A of this Agreement, Arbor shall provide to Partner the consulting and education services specifically described.

6.      FEES AND PAYMENT

(a) INITIAL PAYMENT. Upon execution of this Agreement, Partner shall pay to Arbor an initial non-refundable payment for Software, support and services as described in Exhibit A.

(b) SUPPORT AND MAINTENANCE FEES FOR DEVELOPMENT. The payment for the first year of Support and Maintenance shall be due thirty (30) days after the Effective Date of this Agreement. Fees for on-going Support and Maintenance after the first year shall be payable on an annual basis in advance of the period for which they apply. Arbor shall invoice Partner for this Support and Maintenance and payment shall be due thirty (30) days after receipt of invoice. Partner will reimburse Arbor's reasonable and necessary out-of-pocket expenses incurred to provide such Support and Maintenance, payable immediately upon receipt of invoice with supporting documentation.

(c) SUBLICENSE FEES. Payment for each sublicense of the Partner Product granted to an End User by Partner shall be made on a monthly basis. The actual fee charged to Partner for each such sublicense will be Arbor's then-current suggested local country list price for such Software less the applicable discount as described in Exhibit A.

(d) FEES FOR MAINTENANCE UPON DEPLOYMENT TO END USERS. For the Maintenance to End Users described in Section 5(b), Partner shall pay a Maintenance Fee to Arbor equal to (*) of the net sublicense fees due Arbor upon deployment of the Partner Product and (*) annually of the then-cumulative sublicense fees paid or payable to Arbor for the first year's Maintenance and equivalent fees in subsequent years. Maintenance fees are owed on any sublicense so long as the sublicense is a resident on a production or development server at an End User location. This provision does not affect the perpetual term of any such sublicense. However, Arbor shall have no obligation to provide any Maintenance or Support services for any sublicense for which Maintenance fees have not been paid. Fees for End-Users shall be payable to Arbor yearly in advance of the Maintenance period for which they apply.

(e) REPORTING OF SUBLICENSES AND MAINTENANCE FEES FOR END USERS. Within thirty (30) days following the end of each month, beginning with the first such month in which a sublicense of the Software is delivered to an End User, Partner shall provide to Arbor, in accordance with Partner's standard accounting practices: (i) a report of sublicenses delivered to End Users during the period,
(ii) a summary of license and maintenance fee payments due on a form substantially similar to or equivalent to Exhibit F; and (iii) full payment for any amounts due. Partner shall maintain accurate books and records relating to the performance of its obligations under this Agreement for at least three (3) years after its termination.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

(f) TERMS OF PAYMENT. All payments made to Arbor shall be in U.S. Dollars. Partner's obligation to pay Arbor under this Agreement shall not be affected by its ability to collect payment from its Business Affiliates and End Users. Arbor reserves the right to require prepayment for all orders placed by Partner if Partner fails to maintain prompt payments to Arbor. Partner agrees to pay interest at the rate of 1.5% per month (or the maximum rate allowed by law, whichever is lower) on amounts more than thirty (30) days past due, and to pay all reasonable costs, including attorneys' fees and costs, associated with Arbor's collection of past due amounts. In addition, Partner will pay all charges reasonably incurred in the purchase and/or shipment of Software, including transportation charges, insurance premiums, taxes (except taxes based on Arbor's net income), duties and other government assessments. Partner will receive full credit for Software returned to Arbor provided any such return has prior authorization by Arbor and is accompanied by a valid return authorization number.

(g) AUDIT. At any time, Arbor may, upon five (5) days written notice and not more than once in each twelve month period, examine Partner's books and records related to the amounts due to Arbor. Such examination may be done, at Arbor's expense, by Arbor or its certified public accounting firm, provided, however, that if any such audit uncovers one or more underpayments totaling in excess of $50,000, Partner shall immediately reimburse Arbor for one-half of the cost of such audit and the amount of underpayment, if any, uncovered during the course of the audit.

(h) MARKETING ASSISTANCE FEE ("MAF"). Arbor will pay a MAF to Partner in the amount of (*) of the net Software license revenue received by Arbor from Arbor's end users up to a maximum of (*) for each qualified referral by Partner of a previously unidentified Essbase software license sales opportunity. In order to qualify a referral, the Partner must (i) register the Essbase sales opportunity with the appropriate Arbor Regional Manager and (ii) obtain approval using the Qualifying Order Form attached as Exhibit F to this Agreement. A MAF request is valid for 180 days after approval by Arbor. If the Essbase software license sales opportunity does not close within 180 days, the term of the request may be extended solely at the discretion of the Arbor Regional Manager for an additional ninety (90) days. No MAF request can be outstanding for more than 270 days. The maximum cumulative MAFs that can be received by Partner for referrals into a single account cannot exceed (*). A single account includes all divisions of the purchasing corporation, all subsidiaries and other corporations more than fifty percent (50%) owned by the same interests.

7.      TERM AND TERMINATION

(a) INITIAL TERM. This Agreement and the licenses granted under it shall remain in effect from the Effective Date of this Agreement for a term of three
(3) years and shall automatically renew for subsequent one (1) year terms unless either party provides written notice to the other party at least ninety (90) days prior to the expiration of the current term, or unless otherwise terminated pursuant to the terms of this Section.

(b) TERMINATION. This Agreement and the licenses) granted under it may be terminated by: (i) Arbor, if in Arbor's sole opinion, Partner does not actively and continuously support its End Users; and (ii) Arbor, if Partner fails to meet any of the minimum annual sales quotas outlined in Exhibit A hereto; and (iii) by either party if (1) the other party materially fails to perform or comply with this Agreement or any of its material provisions, or (2) the other party becomes



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

insolvent, makes an assignment for the benefit of creditors, ceases to do business, or if any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding is instituted by or against such party and such proceeding is not terminated within thirty (30) days after institution of such proceeding.

(c) EFFECTIVE DATE OF TERMINATION. Termination shall become effective if the breach is not remedied within thirty (30) days after written notice of termination to the defaulting per.

(d) EFFECTS OF TERMINATION. Upon termination of this Agreement by either party, all rights and licenses granted under this Agreement shall terminate and revert to Arbor, except that sublicenses of the Software granted by Partner to End Users in accordance with this Agreement as of the date of termination will remain in effect in accordance with their terms and conditions. Upon termination of this Agreement by Arbor for a breach committed by Partner, Partner shall cease (i) using and deliver to Arbor the master copy of the Software and Documentation and any Updates; (ii) using and deliver to Arbor any unused sales literature and other written information and materials supplied by Arbor pursuant to this Agreement or which contain Arbor's trademarks, and (iii) to identify itself as an authorized distributor for Arbor or as otherwise affiliated with Arbor. Upon termination of this Agreement for any other reason, Partner shall be allowed to retain a copy of the then-current version of the Software for purposes of continuing to provide support to End Users, but Partner shall cease distributing and granting further sublicenses of the Software and shall return to Arbor the master copy of the Software and Documentation and any Updates as well as any unused sales literature and other written information and materials supplied by Arbor.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                          GENERAL TERMS AND CONDITIONS

1. DEFINITIONS. For the purposes of the General Terms and Conditions, "AGREEMENT" shall mean the agreement of which these terms and conditions are a part and "CUSTOMER" shall mean the Licensee, Partner, Systems Integrator, or Reseller identified in the Agreement.

2. OWNERSHIP. Arbor retains all right, title and interest in the Software and in any ideas, know-how, programs, processes, designs, inventions, works, trade secrets, and other information, which may be developed by Arbor in the course of providing any technical services, including any enhancements or modifications made to the Software (collectively, "Arbor Materials"), and all patents, copyrights, trade secrets, and other proprietary rights in or related to the Arbor Materials, whether or not specifically recognized or perfected under the laws of the country where the Arbor Materials are located. Customer will not remove, alter or destroy any form of copyright notice, proprietary markings or confidential legends placed upon or contained within the Arbor Materials. Further, Customer will reproduce Arbor's copyright and other proprietary rights notices on any copies of the Arbor Materials it uses, including archival and backup copies.

3. RESTRUCTIONS. Customer shall not translate, disassemble, reverse engineer, decompile or otherwise attempt to reconstruct or discover any source code or underlying ideas or algorithms of, or embodied in, the Software. Customer shall not cause or permit unauthorized copying, reproduction or disclosure of any portion of the Software, or any instructions, manuals, or other Documentation, or the delivery or distribution of any part of either the Software or the Documentation, to any third parson or entity, for any purpose whatsoever, including, but not limited to, transmission, uploading, downloading, leasing, or operating the Software as a timeshare or service bureau without the prior written consent of Arbor. Notwithstanding the foregoing, if Customer encounters business opportunities which involve the use of the Software in a timesharing or service bureau environment and notifies Arbor thereof, the parties agree to negotiate in good faith to arrive at a mutually beneficial arrangement whereby Customer may sublicense the Software for use in such an environment.

4.      CONFIDENTIAL INFORMATION.

(a) "CONFIDENTIAL INFORMATION" means all information related to the business of the disclosing party that may be obtained by the receiving party from any source as a result of this Agreement, provided that if written, the information is clearly identified as proprietary or confidential, and if oral, shall be followed by a written summary of such oral communication within fifteen (15) days of the date of disclosure. Confidential Information includes (but is not limited to) programs, source code, algorithms, concepts, pricing information, business methods, business and technical plans, research and test results, including the results of any performance or benchmark tests or evaluation of the Software. Customer acknowledges that Arbor represents that the Arbor Materials provided under this Agreement contain valuable trade secrets and Customer agrees to treat the Arbor Materials as the Confidential Information of Arbor.

(b) WHAT IS NOT "CONFIDENTIAL INFORMATION". Confidential Information does not include information that the receiving party can demonstrate through written documentation (i) is or becomes publicly available through no act or omission of the receiving party; (ii) the disclosing party discloses to a third party without restriction on further disclosure; (iii) is rightfully



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

disclosed to the receiving party by a third party without restriction on disclosure; (iv) is independently developed by the receiving party without access to the disclosing party's Confidential Information; or (v) is previously known to the receiving party without nondisclosure obligations.

(c) NONDISCLOSURE. Each party agrees that it will not disclose to any third party any Confidential Information belonging to the other party without the other party's prior written consent. Each party agrees that it will not use the Confidential Information of the other party except as authorized in the Agreement. Each party further agrees that it will maintain the confidentiality of all Confidential Information of the other party and prevent the unauthorized disclosure or use of any Confidential Information by its clients, customers, employees, subcontractors or representatives. In no event shall any party use less care to maintain the Confidential Information of the other party than it uses to maintain the confidentiality of its own similar non-public information. Each party further agrees to notify the other in writing of any misuse or misappropriation of the other party's Confidential Information that may come to its attention.

5. VERIFICATION. Customer agrees to maintain appropriate records of the number and location of all copies or partial copies of the Software that may be made for Customer's internal use (including archival and backup copies). Customer agrees to permit Arbor to audit such records and Customer's use of the Software during normal business hours and upon reasonable notice. On Arbor's reasonable request, Customer shall furnish Arbor with a signed statement (i) confirming that the Software is being used pursuant to the provisions of the Agreement, and (ii) listing the location, type, and serial number of any and all computers on which the Software is installed.

6.      INDEMNIFICATION BY ARBOR.

(a) PROVIDED BY ARBOR. Arbor will defend, indemnify, and/or settle, at its own expense, any action brought against the Customer to the extent that it is based on a claim that the Software infringes any U.S. patent issued as of the date of the Agreement or U.S. copyright, trade secret or other intellectual property right, provided that: (i) Arbor is promptly notified in writing of the claim; (ii) Arbor has sole control of the defense and any negotiations for its settlement; and (iii) Customer provides Arbor, at Arbor's expense, with all assistance, information, and authority necessary to perform the above.

(b) NOT PROVIDED BY ARBOR. This indemnity obligation shall not apply with respect to a claim which arises (i) from the use of a superseded or modified release of the Software, if the claim would have been avoided by the use of the current or unmodified release; (ii) from the use, operation, or combination of Software with programs, data, or materials not provided by Arbor, if the claim would have been avoided by the use of the Software without such programs, data, or materials; (iii) where Customer continues the allegedly infringing activity after being informed of modifications that would avoid the alleged infringement; or (iv) regarding another company's product where Arbor is acting as a reseller for that company.

(c) OPTIONS FOR REMEDY. Should the Software become, or in Arbor's opinion be likely to become, the subject of any such claim of infringement, then the Customer will permit Arbor, at



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

Arbor's option and expense, either: (i) to procure for Customer the right to continue using the Software; (ii) replace or modify the Software so that its use becomes non-infringing; or (iii) refund the fees paid by Customer for the allegedly infringing Software, amortized on a straight line monthly basis over a five (5) year period.

7. INDEMNIFICATION BY CUSTOMER. Customer will indemnify Arbor for any and all damages, settlements, attorneys' fees and expenses related to a claim of infringement or misappropriation as a result of Customer's alleged infringement of any third party patent or copyright.

8. LIMITED WARRANTY AND DISCLAIMER. Arbor warrants that, when delivered and for a period of ninety (90) days thereafter, the Software will materially conform to Arbor's current Documentation. This warranty will only apply to problems reported to Arbor during the warranty period and will not apply if: (i) the Software is not used in accordance with the Documentation; (ii) the Software or any part of thereof has been altered or modified without the prior written consent of Arbor; (iii) a defect in the Software has been caused by any of Customer's malfunctioning equipment; or (iv) any other use within the control of Customer results in the Software becoming inoperative. EXCEPT FOR ANY EXPRESS WARRANTIES MADE HEREIN, ARBOR MAKES NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE SOFTWARE AND ANY SERVICES COVERED BY THE AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ARBOR DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS THAT THE SOFTWARE IS ERROR FREE OR REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE SOFTWARE OR WRITTEN MATERIALS 1N TERMS OF CORRECTNESS, ACCURACY, RELIABILITY OR OTHERWISE.

9. LIMITATION OF REMEDY. FOR ANY BREACH OF THE SOFTWARE WARRANTY DESCRIBED ABOVE, CUSTOMER'S ENTIRE REMEDY AND ARBOR'S ENTIRE LIABILITY SHALL BE LIMITED TO REPAIR OR REPLACEMENT OF THE SOFTWARE OR, IF SUCH REPAIR OR REPLACEMENT IS INADEQUATE AS A REMEDY OR, IN ARBOR'S OPINION, NOT COMMERCIALLY REASONABLE, TO A REFUND OF THE LICENSE FEES PAID FOR THE SOFTWARE.

10. LIMITATION OF LIABILITY. NEITHER ARBOR NOR CUSTOMER WILL BE LIABLE, UNDER ANY CONTRACT, TORT, STRICT LIABILITY OR OTHER THEORY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF OR DAMAGE TO DATA, LOSS OF ANTICIPATED REVENUE OR PROFITS, WORK STOPPAGE OR IMPAIRMENT OF OTHER ASSETS, WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS STATED IN SECTION 6 ABOVE, IN NO EVENT SHALL ARBOR'S LIABILITY FOR DAMAGES EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO ARBOR BY CUSTOMER UNDER THE AGREEMENT.

11. TAXES. All fees charged by Arbor and payable by customer are in U.S. dollars and do not include taxes. If Arbor is required to pay any sales, use, value-added or other taxes based on



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

transactions under this Agreement (other than taxes based on Arbor's income), such taxes shall be billed to and paid for by Customer.

12. EXPORT. Customer acknowledges that the Software, the Confidential Information of Arbor and all Documentation and other technical information delivered pursuant to the Agreement (collectively, "Technical Data") are subject to export controls under U.S. laws including but not limited to the Export Administration Act and the regulations promulgated thereunder. Customer agrees to (a) comply strictly with all legal requirements established under these controls, (b) cooperate fully with Arbor in any official or unofficial audit or inspection that relates to these controls, and (c) not export, re-export, divert, transfer, or disclose directly or indirectly, any Technical Data to any country, or to the nationals of any such country, which the U.S. government determines is a country to which such export, re-export, diversion, transfer, or disclosure is restricted, without obtaining the prior written authorization of Arbor and the applicable U.S. government agency. Any breach of this provision shall be considered a material breach of the Agreement.

13. GOVERNMENT CONTRACT. Customer agrees that it will sublicense the Software to agencies of the United States government or to contractors acquiring sublicenses under government contracts only if such agencies or contractors acknowledge and agree that the Software was developed entirely at private expense and that the Software is "commercial computer software" in accordance with DFARS 252.227-7013 or "restricted computer software" in accordance with FAR 52-227-19, as appropriate.

14. FORCE MAJEURE. Neither party shall be responsible for any delay in its performance due to causes beyond its reasonable control.

15. ASSIGNMENT. Customer may not assign, delegate or otherwise transfer the Agreement or any of its rights or obligations to a third party and any such attempted transfer shall be void. Notwithstanding the foregoing, either party may assign, upon written notice to the other, both its rights and obligations under this Agreement to the surviving corporation in any merger or consolidation to which it is a party or to any entity which acquires all or substantially all of its capital stock or assets.

16. AMENDMENT AND WAIVER. Any waiver, amendment or modification of any provision of this Agreement must be in writing. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except as specifically set forth in writing. The failure of either party to exercise any right provided for by this Agreement shall not be deemed a waiver of that right.

17. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing, addressed to the Legal Department of the party being notified at its address first written above, and shall be deemed given: (a) upon receipt when delivered personally, (b) upon confirmation of receipt following delivery of registered or certified mail, return receipt requested, or (c) upon delivery by a recognized overnight courier service which provides confirmation of delivery.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

18. ATTORNEYS' FEES. If either party to this Agreement shall bring any action, suit, counterclaim, appeal, arbitration or mediation against the other regarding the terms of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs as determined by the Court, arbitrator or mediator.

19. AUTHORITY TO SIGN. Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement. Each party represents and warrants to the other that the execution and delivery of this Agreement and the performance of such party's obligations have been duly authorized and that the Agreement is a valid and legal agreement binding on the party and enforceable according to its terms.

20. GOVERNING LAW. This Agreement shall be deemed to have been made in, and shall be construed under, the laws of the State of California without regard to its conflicts of laws provisions. The United Nations Convention on the International Sale of Goods shall not apply to this Agreement. In any legal action relating to this Agreement, Customer agrees that the federal or state courts of California located in Santa Clara County shall have the sole and exclusive jurisdiction over the matter.

21. SURVIVAL OF OBLIGATIONS. The following obligations will survive termination of the Agreement for any reason: (a) all obligations relating to non-use and nondisclosure of Confidential Information; (b) all obligations relating to indemnification and protection of property rights; (c) all obligations to make payments of amounts that are or become due under this Agreement prior to termination; (d) all obligations regarding maintenance of records for tracking sublicense fees owing to Arbor; and (e) all provisions regarding the limitations of warranty, remedy and liability.

22. SEVERABILITY. Wherever possible, each provision of the Agreement shall be interpreted in such a way as to be enforceable and valid under applicable law. If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, that provision shall be stricken from this Agreement and shall not affect the legality, enforceability or validity of the remainder of this Agreement.

23. ENTIRE AGREEMENT. The Agreement, including the General Terms and Conditions and attached Exhibits, constitutes the entire agreement between the parties, and supersedes all prior oral or written agreements or communications with regard to the subject matters described. No additional or conflicting term in a purchase order or other document shall have any effect on the terms of this Agreement.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT A

                              BUSINESS TERM SUMMARY

INITIAL PACKAGE OF SOFTWARE & SERVICES TO PARTNER

---------------------------------------------------------------------------------------------------------------------
INITIAL PACKAGE DESCRIPTION                                                          COST OF INITIAL PACKAGE
---------------------------------------------------------------------------------------------------------------------
10 Essbase development licenses for NT, OS/2, AIX, HPUX,                                           (*)
         Solaris (Total)
1 Year maintenance for all development platforms                                                   (*)
27 days AFSG Consulting - Architecture                                                             (*)
51 days AFSG Consulting - Specifications, Design Review &                                          (*)
         Performance Tuning
---------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL DUE                 (*)
                                                                                     --------------------------------

ADDITIONAL SOFTWARE AND SERVICES

At any stage during the term of this Agreement, Partner may purchase additional software and services at the following rates, these rates subject to change without notice.

-------------------------------------------------------------------------------------------------------------------
ADDITIONAL SOFTWARE & SERVICES                                   UNIT COST       UNITS ORDERED        TOTAL COST
-------------------------------------------------------------------------------------------------------------------
Essbase 5-User Development Licenses                              (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
Maintenance Fees for Additional Licenses                         (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
Additional Consulting Services                                   (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
Essbase Fundamentals Part 1 Course (3 days)                      (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
Essbase Fundamentals Part 2 Course (2 days)                      (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
Essbase Web Gateway Course (1 day)                               (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
Essbase System Administration Course (1 day)                     (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
On-Site training (excluding training books)                      (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
Soft-copy of Documentation                                       (*)                                   (*)
-------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL DUE             (*)
                                                                                 ----------------------------------

ADDITIONAL DOCUMENTATION

The minimum order for additional documentation is $200, and documentation prices may change at any time. The Application Designer Pack outlined below contains Application Manager Users Guide, Database Administrators Guide and one technical reference manual.

--------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                      UNIT COST       UNITS ORDERED         TOTAL COST
--------------------------------------------------------------------------------------------------------------------
Excel Guide Pack (10 User Guides)                                (*)                                   (*)
--------------------------------------------------------------------------------------------------------------------
1-2-3 Guide Pack (10 User Guides)                                (*)                                   (*)
--------------------------------------------------------------------------------------------------------------------
Excel Mac Guide Pack (10 User Guides)                            (*)                                   (*)
--------------------------------------------------------------------------------------------------------------------
Application Designer Pack                                        (*)                                   (*)
--------------------------------------------------------------------------------------------------------------------
API Toolkit                                                      (*)                                   (*)
--------------------------------------------------------------------------------------------------------------------
SQL Interface Guide                                              (*)                                   (*)
--------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL DUE             (*)
                                                                                 -----------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

ADDITIONAL DOCUMENTATION

The following outlines the certification costs per trainer for each of the Essbase training courses. Note that certification can take place on-site with a Partner for the daily fee as outlined, or on Arbor premises at no additional co-teach fee.

----------------------------------------------------------------------------------------------------------------------
                                                 Attendance at    Co-Teach Fee at     Co-Teach Fee     Certification
            Training Certification                   course            Arbor            on-site            Test
----------------------------------------------------------------------------------------------------------------------
Certification for Fundamentals Part 1            (*)             (*)                (*)               (*)
----------------------------------------------------------------------------------------------------------------------
Certification for Fundamentals Part 2            (*)             (*)                (*)               (*)
----------------------------------------------------------------------------------------------------------------------
Certification for Web Gateway                    (*)             (*)                (*)               (*)
----------------------------------------------------------------------------------------------------------------------
Certification for System Administration          (*)             (*)                (*)               (*)
----------------------------------------------------------------------------------------------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

TRAINING MATERIALS

Once certified, Partner may host Essbase training courses through either the purchase of Essbase training books from Arbor or through ordering software materials. These materials include all course material, with an unlimited right to copy. Courseware maintenance is available at 20% per annum.

----------------------------------------------------------------------------------------------------------------------
                                               LIST PRICE OF                                    UNITS
TRAINING CERTIFICATION & COURSEWARE                COURSE         DURATION      UNIT COST      ORDERED    TOTAL COST
----------------------------------------------------------------------------------------------------------------------
Training book for Fundamentals Part 1         (*)               3 days        (*)                         $
----------------------------------------------------------------------------------------------------------------------
Training book for Fundamentals Part 2         (*)               2 days        (*)                         $
----------------------------------------------------------------------------------------------------------------------
Training book for Web Gateway                 (*)               1 day         (*)                         $
----------------------------------------------------------------------------------------------------------------------
Training book for System Administrator        (*)               1 day         (*)                         $
----------------------------------------------------------------------------------------------------------------------
Softcopy materials 'Fundamentals Part 1'      (*)               3 days        (*)                         $
----------------------------------------------------------------------------------------------------------------------
Softcopy materials 'Fundamentals Part 2'      (*)               2 days        (*)                         $
----------------------------------------------------------------------------------------------------------------------
Softcopy materials 'Web Gateway'              (*)               1 day         (*)                         $
----------------------------------------------------------------------------------------------------------------------
Softcopy materials 'for System Admin.'        (*)               1 day         (*)                         $
----------------------------------------------------------------------------------------------------------------------

GEOGRAPHIC TERRITORY

---------------------------------------------------------------------------------------------------------------------
LICENSED GEOGRAPHIC TERRITORY                                TERRITORY EXCLUSIONS OR RESTRICTIONS
---------------------------------------------------------------------------------------------------------------------
Worldwide                                                    No Restrictions
---------------------------------------------------------------------------------------------------------------------

MINIMUM ANNUAL NET SUBLICENSE FEES

The following outlines the minimum annual net sublicense fees that must be generated by Partner.

---------------------------------------------------------------------------------------------------------------------
CONTRACT YEAR                                                NET SUBLICENSE FEES PAID
---------------------------------------------------------------------------------------------------------------------
Year 1                                                       (*)
---------------------------------------------------------------------------------------------------------------------
Year 2                                                       (*)
---------------------------------------------------------------------------------------------------------------------
Year 3                                                       (*)
---------------------------------------------------------------------------------------------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

SUBLICENSE DESCRIPTIONS AND ASSOCIATED DISCOUNTS

The Essbase price list is based upon 3 components - the Essbase Server, the number of ports (minimum 5), and additional modules. The List Price for these components are given in attached Price List. For clarification of discounts below, we define a minimum configuration as a single server plus 5 ports.

Nothing in this agreement will prevent Arbor and Partner from agreeing additional sublicense discount options based upon specific functionality required, pre-payment of royalties or other royalty guarantees as may be appropriate at the time.

-----------------------------------------------------------------------------------------------------------
                                         SAMPLE ESSBASE LIST PRICE
Essbase Base Server for OS/2, NT, AIX, HPUX, Solaris                                            (*)
5-Port Pack (Concurrent User access to Base Server & Satellite)                                 (*)
Minimum Configuration of Essbase Base Server + 5 ports                                          (*)
Essbase Satellite Server (Limited to a maximum 5 ports - 5 Port Pack price not incl.)           (*)
-----------------------------------------------------------------------------------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

RESTRICTED USE - APPLICATION SPECIFIC SERVER OPTION

Defined as providing read/write access to one Essbase application through a custom-built interface. Excludes end-user access to API, the Spread Sheet add-in or Application Manager except for administration & security purposes.

----------------------------------------------------------------------------------------------------------------------
Annual Net Sublicense Fees              $0 - $500k      $500k - $1.0m        $1.0m - $2.5m            $2.5m +
----------------------------------------------------------------------------------------------------------------------
Discount                                (*)             (*)                  (*)                      (*)
----------------------------------------------------------------------------------------------------------------------

RESTRICTED FULL USE LICENSE

Defined per Exhibit H, and subject to the following distribution restrictions:

1) An Essbase Base Server license (Min f 5 ports) sold in conjunction with Partners product, not standalone to new accounts, or to any existing accounts, or,

2) A 'Starter Kit' bundled, priced at (*), also sold in conjunction with Partners product, not standalone, to new or existing accounts which includes.

        -       1 - Essbase Satellite Server
        -       3 - Concurrent Ports
        -       1 - Essbase Web Gateway

3) The Essbase Web Gateway can only be licensed with a "Starter Kit Bundle" and/or the Restricted Full Use Essbase License.

INITIAL "CUSTOMER SEED" PURCHASE:

Partner, upon signing of this agreement by 12/31/96, agrees to an initial purchase of 100 "Starter Kits" bundles (at (*) each) to support the "Starter Kit Bundle" strategy for a sum total of (*) based on the delivery & payment schedule below. Partner agrees that the Initial "Starter Kit Bundle" Purchase is an irrevocable, non-returnable, and non-refundable commitment. Initial "Starter Kit Bundle" Purchase is accumulated toward the minimum Annual Net Sublicense Fees.

----------------------------------------------------------------------------------------------------------
    DELIVERY DATE              # OF STARTER KIT BUNDLES                             PAYMENT TERMS
----------------------------------------------------------------------------------------------------------
12/31/96                                 100                    (*) upon signing, (*) net 90
----------------------------------------------------------------------------------------------------------
          -                               -                     (*) on or before 6/30/97
----------------------------------------------------------------------------------------------------------
          -                               -                     (*) on or before 9/30/97
----------------------------------------------------------------------------------------------------------

In exchange for the Initial "Starter Kit Bundle" commitment, Arbor agrees to provide Partner the following deliverables:

1. Deliver 11 person days total, of on-site Sales & technical training to Partner sales staff during Q1 '97.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

2. Jointly fund & help deliver up to 4 seminars per quarter to Partner customers & prospects beginning 1/1/97 through 12/31/97.

3. All Essbase Software upgrades associated with the "Starter Kit Bundle" (which includes all server/module/port upgrades) must be done as a Restricted Full Use License upgrade and subject to a special discounted royalty rate of (*) then current country local list price. All other royalty rates & License definitions are to comply with the tables set forth here in Exhibit A.

4. Attendance for 2 Partner employees in the initial Arbor Support Training Program Boot Camp. Partner may enroll 3 additional Partner employees in Arbor Support Training Boot Camp within 12 months of the execution of this Agreement for a fee payable to Arbor of (*) per Partner employee.

5. On Site support assistance for two weeks during support transition period

6. Arbor will schedule a support status review meeting with Partner at Partner's offices within 90 days after Partner attendance at the initial Arbor Support Training Boot Camp to identify and resolve outstanding support issues. Joint sales assistance for a reasonable period of time during initial months of partnership.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT B

                           PARTNER PRODUCT DESCRIPTION

Partner Product Name(s) & Description(s). Describe each Essbase Value-Added Application. Add additional sheets if necessary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Describe How Essbase Will Be Used in Partner Product(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Partner Product Front End Used

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT C

                              DISALLOWED CUSTOMERS

                          (EFFECTIVE NOVEMBER 1, 1996)

                               Computer Associates
                                 Hyperion, Inc.
                              Information Advantage
                           Information Builders, Inc.
                             Informix Software, Inc.
                            Kenan Systems Corporation
                              Kopcke and Associates
                                   Metapraxis
                               MicroStrategy Inc.
                               Oracle Corporation
                             Planning Sciences Ltd.
                               Platinum Technology
                                  SAS Software
                                Seagate Software
                      United Information Technologies, Inc.









(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT D

                         MAINTENANCE & SUPPORT SERVICES

1.      MAINTENANCE SERVICES

(a) SUMMARY. In consideration of the fees described in Exhibit A, Arbor will provide Maintenance Service which includes remote support services and software product maintenance as described herein. The maintenance phase for a Software version begins upon the general, commercial shipment date and continues until such version is retired as described below. Arbor may change the services included in Maintenance Service at any time, effective as of the commencement of any renewal period.

(b) SUPPORTED VERSIONS. Arbor shall retire prior commercial releases of the Software (i.e., discontinue problem determination and Bug Fixes) as follows: (i) sixty (60) days after commercial shipment of a maintenance release; (ii) no sooner than ninety (90) days after the commercial shipment of a new minor functional release; (iii) no sooner than six (6) months after the commercial shipment of a new major functional release. Notwithstanding the foregoing, Arbor will provide remote support services for commercial releases with respect to questions regarding the "how-to" use of a retired release of the Software for six (6) months following its retirement. Partner acknowledges that Arbor's ability to correct certain Software malfunctions or failures detected in a prior release may be limited by architectural limitations that can only be solved by switching to the most current release.

(c)     EXCLUSIONS. Arbor shall have no obligation to support:

(i)     altered, damaged or modified Software;

(ii) Software problems caused by abuse, misapplication, negligence, or other causes beyond the control of Arbor; or

(iii) Software installed on any computer hardware or in combination with other software, except as specified in the Documentation.

2.      REMOTE SUPPORT SERVICES

(a) STAFFING. During normal business hours (6:00 a.m. to 5:00 p.m. PST in the US; 8:00 a.m. to 5:00 p.m. local time in most countries), Arbor shall exercise commercially reasonable efforts to staff a competent team of engineers trained to provide reasonable technical assistance to any telephone request by Partner. Such engineers shall be responsible for providing assistance to Partner related to the then-currently supported release(s) of the Software including installation and general use, identification and isolation of Software and/or Documentation problems, and in providing a conduit for the reporting of Bugs.

(b) PARTNER CONTACTS. Subject to the terms hereof, Partner shall name two contacts to request and receive remote support services from Arbor. Additional Partner contacts can be designated for the fees described herein. Partner shall notify Arbor in writing of any changes to the designated Partner contacts.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

(c) REMOTE ASSISTANCE NOT ADEQUATE. In the event that telephone assistance and the use of remote diagnostics and dial in access are not adequate to resolve a problem, upon Partner's request, Arbor will dispatch a qualified Software specialist, at Arbor's expense, to the site requesting support, provided, however, that Arbor and Partner have mutually agreed that on-site support is required and the parties, in good faith, reasonably believe such on-site support would be beneficial in resolving the problem. In the event that it is determined that the problem was not caused by the Software, Partner shall pay for the on-site support at Arbor's then-current and standard consulting rates, plus reimbursement of Arbor's reasonable and necessary out-of-pocket expenses to provide such support.

3.      SOFTWARE PRODUCT MAINTENANCE

(a) RELEASE CONTROL. Arbor shall maintain a three-digit release control system (i.e. X.Y.Z) for tracking Software updates and maintenance releases for the purpose of determination of the priority and timing of problem correction steps. The three-digit system identifies the major functional version, the minor functional version and the maintenance release version respectively.

(b) BUG CLASSIFICATION. Arbor will use the following classification scheme for prioritizing reported problems:

(i) B1 Bug. A "B 1 Bug" is a Bug which causes data corruption, a Server Software crash or hang, a Client Software crash in a "gating feature", or functional regression over a previous version;

(ii) B2 Bug. A "B2 Bug" is a Bug which causes data corruption or Server Software crash or hang, but for which Arbor has provided or described a Workaround. A Bug shall also apply to a feature which does not work as documented, but for which there is no acceptable Workaround;

(iii) B3 Bug. A "B3 Bug" shall apply to a feature which does not work as documented, but for which there is an acceptable Workaround;

(iv) B4 Bug. A "B4 Bug" shall apply to inconsistencies or misspellings in the Documentation or to features which are hard to use.

(c) BUG FIXES. Arbor shall exercise commercially reasonable efforts to correct any Bug reported to Arbor by Partner which prevents the current, unmodified release of the Software (other than as described in the Documentation) from performing in accordance with the operating specifications described in the Documentation. Such reasonable efforts will be based on the priority level reasonably assigned by Arbor to each such Bug as described above.

(i) B1 Bug. Arbor will exercise commercially reasonable efforts to provide a Patch or maintenance release to affected customers within five (5) business days;

(ii) B2 Bug. Arbor will provide a Fix in the next maintenance release version (i.e., a change in the third digit) of the Software;



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

(iii) B3 Bug. Arbor will provide a Fix in the next functional release version (i.e., a change in the first or second digit) of the Software/

(iv) B4 Bug. Arbor will provide a Fix in the next released version of the Documentation or a future functional release of the Software as appropriate.

(d) UPDATES. Maintenance Service will include each Software update, defined as a new release which increases the functional capabilities or performance (i.e., minor and major functional releases) of the Software, that Arbor, in its discretion, makes generally available and which is intended to replace a prior Software release. For each such update, Partner shall receive one (1) copy of the machine-readable Software for which copies may be made in accordance with the software license agreement under which Partner is licensed to use the Software.

(e) UPWARD AND RELATED SOFTWARE COMPATIBILITY. Arbor shall make commercially reasonable efforts to insure that all Software releases are co ' e with the previous release of the same Software and with the most current released versions of software from other vendors which works with the Software and shall document the proposed method for handling any incompatibilities.

(f) PROBLEMS NOT CLASSIFIED AS BUGS. If, in Arbor's discretion, it is determined that a problem reported by Partner may not be due to a Bug in the Software, Arbor will so notify Partner. At that time, Partner may, at its option, instruct Arbor to proceed with problem determination at the possible expense of Partner as set forth below. If Partner so elects and Arbor determines that the reported problem was not due to a Bug in the Software, or was the result of any modifications to the Software or combination of the Software with other products in a way not described in the Documentation, Partner shall pay to Arbor, at Arbor's then-current and standard consulting rates, a fee for all work performed in connection with such determination, plus reasonable related expenses incurred therewith. Partner shall not be liable for any such fees or related expenses if the problem is determined to be due to a Bugs) in the Software or for work performed after Partner has notified Arbor to terminate any problem determination efforts (such notice shall be deemed given when actually received by Arbor).



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT E

                         MARKETING ASSISTANCE FEES (MAF)

                              QUALIFYING ORDER FORM

        Prospect Company Name
                              --------------------------------------------------

        Prospect Address/Phone/Fax
                                   ---------------------------------------------

        Prospect Primary Contact Name
                                      ------------------------------------------

        Date of Initial Prospect Contact
                                         ---------------------------------------

        Date of Intro. to Arbor Sales
                                      ------------------------------------------

        Partner Sales Contact/Location
                                       -----------------------------------------

        Anticipated Purchase Amount
                                    --------------------------------------------

        Description of Opportunity
                                   ---------------------------------------------

                                   ---------------------------------------------

        Anticipated Purchase Date
                                  ----------------------------------------------

        Regional Sales Manager Approval
                                        ----------------------------------------

        Extension Date (if approved)
                                     -------------------------------------------

Arbor Software Corporation                   Partner

                                             Name
                                                 -------------------------------

By                                           By
  -----------------------------------          ---------------------------------

Name                                         Name
    ---------------------------------            -------------------------------

Title                                        Title
     --------------------------------             ------------------------------

Date                                         Date
    ---------------------------------            -------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT G

                                 ARBOR END USER
                           SOFTWARE LICENSE AGREEMENT



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                                       Rev. 3/96
                                             Agreement Number
                                                              ------------------

                           SOFTWARE LICENSE AGREEMENT

This Software License Agreement is part of an Agreement between Arbor and Licensee. That Agreement is identified by the agreement number on the Product Schedule(s) which are attached hereto. Such Agreement includes the attached Maintenance Service Terms and Conditions and any Product Schedule(s) which reference the same Agreement number as well as any attachments to the Product Schedule(s).

1.      GRANT OF LICENSE

(a) Subject to the terms of this Software License Agreement, Arbor hereby grants only to License the no-sublicensable, no-exclusive perpetual right (the "License") to use the Software only in accordance with: (i) the Documentation (as defined below); and (ii) the additional Copy Restrictions specified in the Product Schedule(s). The License is not transferable without the prior written consent of Arbor, which consent shall not be unreasonably withheld.

(b) "Software" means, collectively, the version(s) of the Arbor software program(s) set forth in the Product Schedule(s) in object code format, together with Documentation, including updates, modifications, or new releases of such software programs and Documentation that may be provided by Arbor to Licensee form time to time.

(c) "Documentation" means, collectively, the operating instructions, user manuals and all technical information and materials, in whatever form, provided by Arbor to Licensee which describe the use of or are used in connection with the Software and which either accompany the Software or are provided to Licensee at any time thereafter.

2.      OWNERSHIP OF SOFTWARE

As between the parties, Arbor retains sole right, title and interest in and to the Software and all copies and portions thereof whether or not incorporated into or with other software.

3.      COPY AND USE RESTRICTIONS

(a) Subject to the terms of this Software License Agreement, Licensee may copy those portions of the Software intended for installation on end-user computers (the "Client Software") provided that Licensee does not permit or authorize concurrent access ("Ports") to the Server Software (as defined below) by more than the number of Ports than have been Licensed as specified in the Use Restrictions of the Product Schedule(s) or in any other attachment to the Agreement and any such copies retain all product identification, copyright, or other notices. Licensee may copy the Client Software to any computer for use by end-users in locations other than the Location for accessing the Server Software provided, however, that if the License Type in the Product Schedule(s) is defined as a Department License, such end-users must be part of such department.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

(b) If Licensee has been granted the right to copy the portions of the Software intended for installation on network server computers (the "Server Software") as indicated in the Copy Restrictions of the Product Schedule(s), Licensee may copy such Server Software in the Location as specified therein subject to the terms of this Software License Agreement and provided any such copies retain all product identification, copyright, or other notices. For purposes of this Software License Agreement, Licensee may authorize third parties to copy the Server Software provided that such copies are for the sole benefit of Licensee and end-user access is limited to Licensee.

(c) If Licensee has been granted the right to copy the Server Software as indicated in the Copy Restrictions of the Product Schedule(s), Licensee shall not transfer the Software to a location different than the Location specified in such Product Schedules) without the prior written consent of Arbor, which consent shall not be unreasonably withheld. Licensee agrees to comply with all applicable export control laws and regulations in any permitted transfer.

(d) Licensee may copy the Software as necessary for backup, archival or disaster recovery purposes and as permitted herein provided that Arbor's copyright notice and proprietary legends and labels are included on and in any such copies. Licensee agrees to keep records of the number and location of all copies of the Software in Licensee's possession and to permit Arbor to audit such records and Licensee's use of the Software during normal business hours upon reasonable notice. The Documentation accompanying the Software may not be copied.

(e) Licensee shall not, nor allow any third party to: (i) decompile, disassemble, reverse engineer, or otherwise attempt to reconstruct or discover any source code or underlying ideas or algorithms of the Software by any means whatsoever; (ii) remove any product identification, copyright, or other notices;
(iii) provide, lease, lend, use for timesharing or service bureau purposes, or otherwise use or allow others to use the Software for the benefit of third parties; (iv) except as specified in the Documentation, modify, incorporate into or with other software or create a derivative work of any part of the Software; or (v) except with Arbor's permission, disseminate performance or benchmark tests or analysis relating to the Software.

(f) In accordance with Arbor's Maintenance Service coverage (as defined in the Maintenance Service Terms and Conditions), Arbor may deliver updates or maintenance release updates of the Software or Documentation to Licensee which are intended to replace prior Software releases. For all such Software delivered, Licensee agrees that the terms of this Software License Agreement shall apply and Licensee may make copies of such upgrade or update to the extent such copies are to replace Software which were previously authorized per the Agreement. For any such Software delivered for which Licensee has not been previously granted the right to make copies, Licensee agrees to destroy and not use, not permit the use of, any previous version of such Software or Documentation except as reasonable during a limited conversion period.

4.      LICENSE FEES

License fees, as set forth in the Product Schedule(s) and/or attachments, are exclusive of shipping, taxes, duties and the like, which shall be paid by Licensee. Unless otherwise specified, applicable License fees are due and payable within thirty (30) days of delivery of the Software



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

f.o.b. Arbor. Late payments will bear interest at the rate of 1.5% per month, or, if lower, the maximum rate allowed by law, to cover Arbor's costs of collection and interest.

5.      MAINTENANCE SERVICE

Arbor will provide Maintenance Service for the Software to the extent ordered on the Product Schedule(s) or other order document(s) accepted by Arbor in writing, under the terms and conditions set forth in the then-current Maintenance Service Terms and Conditions. Arbor shall have no other obligations to provide telephone support, maintenance, updates, upgrades, modifications, or new releases under this Software License Agreement. No obligation of Arbor under any such document shall survive termination of the License granted hereunder.

6.      TERMINATION

(a) This Software License Agreement and the License shall commence as of the Effective Date indicated in the first Product Schedule and shall continue in effect thereafter unless and until terminated in accordance with the terms of this Software License Agreement.

(b) The License and this Software License Agreement shall immediately terminate if Licensee fails to cure any material breach of this Software License Agreement, or any other portion of the Agreement of which it is part, within thirty (30) days of receiving notice of such breach from Arbor. Upon any such termination, all Licenses shall immediately cease and Licensee shall: (i) immediately discontinue usage of the Software; (ii) promptly return or destroy all copies of the Software, including removal from each computer to which the Software had been copies (whether or not modified or incorporated with or into other software), along with all Documentation and other written materials; and
(iii) verify these actions in writing to Arbor.

(c) The terms of the Agreement relating to confidentiality shall survive termination of the Agreement or any portion thereof for any reason. Termination is not an exclusive remedy and all other remedies will be available whether or not the Agreement or the Licenses) are terminated.

7.      LIMITED WARRANTY AND DISCLAIMER

Subject to the conditions and limitations on liability stated herein, Arbor warrants that, when delivered and for a period of ninety (90) days thereafter, the Software licensed hereunder will materially conform to Arbor's then-current Documentation for such Software. This warranty will only apply for problems reported to Arbor during such warranty period and will not apply if (i) the Software is not used in accordance with the Documentation; (ii) the Software or any part thereof has been altered or modified without the prior written consent of Arbor; (iii) a defect in the Software has been caused by any of Licensee's malfunctioning equipment; or (iv) any other use within the control of Licensee results in the Software becoming inoperative. ANY LIABILITY OF ARBOR WITH RESPECT TO THE SOFTWARE OR THE PERFORMANCE THEREOF UNDER ANY WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY WILL BE LIMITED EXCLUSIVELY TO PRODUCT REPAIR OR REPLACEMENT OR, IF SUCH REPAIR OR REPLACEMENT IS INADEQUATE AS A REMEDY OR, IN ARBOR'S OPINION, IMPRACTICAL, TO REFUND OF THE LICENSE FEE PRO-RATED OVER A THREE (3) YEAR PERIOD FROM THE EFFECTIVE DATE.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

ARBOR DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FURTHER, ARBOR DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE SOFTWARE OR WRITTEN MATERIALS IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE. Licensee understands that Arbor is not responsible for and will have no liability for hardware, software, or other items or any services provided by any persons other than Arbor.

8.      LIMITATION OF REMEDIES AND DAMAGES

EXCEPT AS PROVIDED IN SECTION 9 BELOW, ARBOR SHALL NOT BE RESPONSIBLE OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THE AGREEMENT OR ANY ATTACHMENT, PRODUCT ORDER, SCHEDULE OR TERMS AND CONDITIONS RELATED THERETO UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR: (A) DAMAGES FOR LOSS OR INACCURACY OF DATA OR (EXCEPT FOR RETURN OF AMOUNTS PAID TO ARBOR THEREFOR) COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY; (B) ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS; OR (C) ANY MATTER BEYOND ITS REASONABLE CONTROL. IN ANY CASE, ARBOR'S ENTIRE LIABILITY UNDER ANY PROVISION OF THE AGREEMENT SHALL BE LIMITED TO THE LICENSE FEE ACTUALLY PAID BY LICENSEE UNDER THE AGREEMENT PRO-RATED OVER A THREE
(3) YEAR PERIOD FROM THE EFFECTIVE DATE.

9.      INTELLECTUAL PROPERTY INFRINGEMENT; INDEMNITY

(a) arbor shall defend and hold Licensee harmless from liability resulting from infringement by the Software of any United States patent, trade secret or copyright of any third party, provided: (i) Arbor is promptly notified of any threats, claims and proceedings related thereto; (ii) Arbor receives reasonable assistance from Licensee in protecting its rights related thereto; and (iii) Arbor has the opportunity to assume sole control over the defense and all negotiations for a settlement or compromise. Arbor will not be responsible for any settlement it does not approve in writing. The foregoing obligation of Arbor does not apply with respect to Software or portions or components thereof: (i) not supplied by Arbor; (ii) made in whole or in part in accordance with Licensee's specifications; (iii) which are modified by Licensee, if the alleged infringement relates to such modification; (iv) combined with other products (hardware or software), processes or materials where the alleged infringement relates to such combination; or (v) where Licensee continues the allegedly infringing activity after being notified thereof and/or informed of modifications that would have avoided the alleged infringement. Licensee will indemnify Arbor from all damages, settlements, attorney's fees and expenses related to a claim of infringement or misappropriation as a result of Licensee's infringement.

(b) In the event the Software is held by a court of competent jurisdiction to constitute an infringement and its use is enjoined, Arbor shall, at its sole option, either: (i) procure for Licensee the right to continue use of the Software; (ii) provide a modification to the Software so that its use becomes non-infringing; or (iii) replace the Software with software which is



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

substantially similar in functionality and performance. If none of the foregoing alternatives is reasonably available to Arbor, Arbor shall refund the License fees paid by Licensee for any such Software, pro-rated over a three (3) year period from the Effective Date.

10.     GOVERNMENT MATTERS

Subject to the terms of this Software License Agreement, if Licensee transfers the Software outside the United States, Licensee will be responsible for fully complying with all relevant export regulations of the United States Government. Unless Arbor's Government License Attachment is attached hereto, Licensee represents that it is not a government agency and it is not acquiring the License pursuant to a government contract or with government funds.

11.     CONFIDENTIALITY

(a) "Confidential Information" shall mean all information related to the business of the other party, and its subsidiaries, affiliated companies, or clients that may be obtained by the receiving party from any source as a result of this Software License Agreement or the Agreement of which it is a part including, but not limited to, information relating to the pricing, methods, processes, financial data, lists, programs, research, developments, clients or related information of the disclosing party. Licensee specifically acknowledges that the Software, Documentation and other written materials provided hereunder are Confidential Information and constitute valuable trade secrets of Arbor and agrees to prevent their disclosure or use to or by any person, firm or enterprise other than Licensee, or its authorized subsidiaries and affiliated companies. Licensee further agrees that performance or benchmarks test run on or against the Software also constitute Confidential Information and shall not be disclosed to a third-party except upon Arbor's request or permission.

(b) Confidential Information shall not include any information that: (i) become known to the receiving party prior to the disclosing party's disclosure of such information; (ii) was part of the public knowledge or literature, not as a result of any action or inaction of the receiving party; (iii) was subsequently disclosed to the receiving party from a source other than the disclosing party without an obligation of confidentiality of the disclosing party; (iv) was independently developed by the receiving party without access to disclosing party's Confidential Information; or (v) as required to be disclosed pursuant to a court order in any legal proceeding or its equivalent.

(c) The rights and obligations of this Agreement shall be confidential to the parties and neither party may disclose any information concerning the contents hereof except as necessary to enforce its rights hereunder. Neither party shall use the name of the other party in advertising or publicity releases without the prior written consent of the other. Notwithstanding the foregoing, Licensee hereby provides such written consent that its name be published as part of Arbor's standard customer list.

(d) Each party agrees not to use the Confidential Information disclosed to it by the other party for its own use or for any purpose except to carry out the intent of this Agreement and to take reasonable security precautions, at least as great as the precautions each takes to protect its own Confidential Information, to maintain the confidentiality of the Confidential Information and prevent its disclosure to any third party person or firm without the prior written consent of



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

the disclosing party. Each party agrees to notify the other in writing of any misuse or misappropriation of such Confidential Information of the other which may come to its attention.

12.     GENERAL

(a) Remedies Cumulative. The remedies provided in the Agreement shall be cumulative, and the assertion by any party of any right or remedy shall not preclude the assertion by such party of any other rights or the seeking of any other remedies.

(b) Disclaimer of Agency. The Agreement shall not be construed as creating an agency, partnership, joint venture or any other form of legal association between the parties.

(c) Notices. All notices and other communications required or permitted under the Agreement shall be in writing and shall be deemed given upon receipt when delivered personally or upon confirmation of receipt following delivery of registered or certified mail, return receipt requested, postage prepaid and addressed to Legal Department at the address indicated in the Agreement, or as later amended.

(d) Taxes. Except for franchise taxes, Social Security taxes, and taxes based upon the net income of Arbor, all taxes imposed by government agencies either based upon the Software or the Services, its use, or the Agreement (including sales and use taxes), are the obligation of Licensee, whether such taxes are now or hereafter imposed, and, if any such taxes are paid by Arbor, Licensee shall reimburse Arbor therefor upon receipt by Licensee of proof of payment.

(e) Governing Law. The Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof.

(f) Partial Invalidity. Wherever possible, each provision of the Agreement shall be interpreted in such a way as to be effective and valid under applicable law. If a provision is prohibited by or invalid under applicable law, it shall be omitted from the Agreement without invalidating the remainder of such provision or the remaining provisions of the Agreement.

(g) Assignment. The Licenses granted herein and the Agreement, and any of its rights or obligations hereunder, shall not be transferable or otherwise assignable by either party to any third party or entity, including but not limited to Licensee's parent, subsidiary or affiliated companies, and this Agreement may not be involuntarily assigned or assigned by operation of law without prior written consent of the other party. Any assignment in violation of the foregoing shall be void. In addition, the Agreement and the Licenses and other rights (but not obligations) granted herein shall terminate upon a "change in control" of Licensee. For purposes of this Agreement a "change in control" shall be deemed to have occurred in a sale of assets or stock (whether through merger, reorganization or similar transaction) of Licensee, unless the holders of the voting securities of Licensee immediately prior to such transaction held at least fifty percent (50%) of the voting securities of the surviving or acquiring entity. Notwithstanding the foregoing, Arbor may assign its rights and obligations under the Agreement as pat of a sale of all, or substantially all, of its assets, business or intellectual property rights in the Software without the prior consent of Licensee.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

(h) Entire Agreement. The Agreement, including the attached Exhibits or Attachments, represents the entire agreement between the parties, and expressly replaces, supersedes and cancels any prior oral or written agreements or communications on the subjects herein. Each party acknowledges that it is not entering into the Agreement on the basis of any representations not expressly contained herein. Other than as specified herein, the Agreement may only be supplemented or modified by an amendment in a writing executed by duly authorized representatives of the parties and expressly referring to the Agreement. No additional or conflicting term in a purchase order or other document shall have any effect.

(i) Successors and Assigns. The provisions of the Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

(j) Waiver. The waiver by either party of one breach or default under the Agreement shall not constitute the waiver of any subsequent breach or default, and shall not act to amend or negate the rights of the parties under the Agreement.

(k) Export Control. The Software is subject to export control laws and regulations and Licensee agrees to comply with all such applicable laws and regulations.

(l) Exhibits. Titles and Headings. The attached Exhibits or Attachments referred to in the Agreement are incorporated by reference as though set forth in full, and shall be construed as an integral part of the Agreement. Titles and headings to sections or paragraphs in the Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Agreement.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                        Agreement Number
                                                         -----------------------

                    MAINTENANCE SERVICE TERMS AND CONDITIONS

This attachment relates to and is incorporated into the above-referenced Agreement. Capitalized terms not defined in Section 8 below have the same meaning as in the Agreement.

1.      MAINTENANCE SERVICE

(a) Summary. In consideration f r the fees described in Section 5 below, Arbor will provide Maintenance Service which includes telephone support services and Software product maintenance as described herein.

(b) Supported Versions. Arbor shall retire prior commercial releases of the Software (i.e., discontinue problem determination and Bug Fixes) as follows: (i) immediately upon the commercial shipment of a maintenance release; (ii) no sooner than two (2) months after the commercial shipment of anew minor functional release; (iii) no sooner than six (6) months after the commercial shipment of a new major functional release. Notwithstanding the foregoing, Arbor will provide telephone support services for commercial releases with respect to questions regarding the "how-to" use of a retired release of the Software for six (6) months following its retirement.

2.      TELEPHONE SUPPORT SERVICES

(a) Staffing. During normal business hours (6:00 a.m. to 5:00 p.m. PST) Arbor shall exercise commercially reasonable efforts to staff a component team of engineers trained to provide reasonable technical assistance to any telephone request by Licensee. Such engineers shall be responsible for providing assistance to Licensee related to the then-currently support release(s) of the Software including installation and general use, identification and isolation of Software and/or Documentation problems, and in providing a conduit for the reporting of Bugs.

(b) Licensee Contacts. Subject to the terms hereof, Licensee shall name the number of Licensee contacts specified in Section 5 hereof to request and receive telephone support services from Arbor. Additional Licensee contacts can be designated for the fees described herein. Licensee shall notify Arbor in writing of any changes to the designated Licensee contacts.

(c) Telephone Assistance not Adequate. In the event that telephone assistance is not adequate to resolve a problem, upon Licensee's request, Arbor will dispatch a qualified Software specialist, at Arbor's expense, to the Licensee site requesting support, provided, however, that Arbor and Licensee have mutually agreed that on-site support is required and the parties, in good faith, reasonably believe such on-site support would be beneficial in resolving the problem. In the event that it is determined that the problem was not caused by the Software, Licensee shall pay for the on-site support at Arbor's then-current and standard consulting rates, plus reimbursement of Arbor's reasonable and necessary out-of-pocket expenses to provide such support.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

3.      SOFTWARE PRODUCT MAINTENANCE

(a) Release Control. Arbor shall maintain a three-digit release control system (i.e. X.Y.Z) for tracking Software updates and maintenance releases for the purpose of determination of the priority and timing of problem correction steps. The three-digit system identifies the major functional version, the minor functional version and the maintenance release version respectively.

(b) Bug Classification. Arbor will use the following classification scheme for prioritizing reported problems:

        (i) B1 Bug. A "B1 Bug" is a Bug which causes data corruption, a Server Software crash or hang, a Client Software rash in a "gating feature", or functional regression over a previous version;

        (ii) B2 Bug. A "B2 Bug" is a Bug which causes data corruption or Server Software crash or hang, but for which Arbor has provided or described a Workaround. A B2 Bug shall also apply to a feature which does not work as documented, but for which there is no acceptable Workaround;

        (iii) B3 Bug. A "B3 Bug" shall apply to a feature which does not work as documented, but for which there is an acceptable Workaround;

        (iv) B4 Bug. A "B4 Bug" shall apply to inconsistencies or misspellings in the Documentation or to features which are hard to use.

(c) Bug Fixes. Arbor shall exercise commercially reasonable efforts to correct any Bug reported to Arbor by Licensee which prevents the current, unmodified release of Software (other than as described in the Documentation) from performing in accordance with the operating specifications described in the Documentation. Such reasonable efforts will be based on the priority level reasonably assigned by Arbor to each such Bug as described above.

        (i) B1 Bug. Arbor will exercise commercially reasonable efforts to provide a Patch or maintenance release to affected customers within five (5) business days;

        (ii) B2 Bug. Arbor will provide a Fix in the next maintenance release version (i.e., a change in the third digit) of the Software;

        (iii) B3 Bug. Arbor will provide a Fix in the next functional release version (i.e., a change in the first or second digit) of the Software;

        (iv) B4 Bug. Arbor will provide a Fix in the next released version of the Documentation.

(d) Updates. Maintenance Service will include each Software update, defined as a new release which increases the functional capabilities or performance (i.e., minor and major functional releases) of the Software, that Arbor, in its discretion, makes generally available and which is intended to replace a prior Software Release. For each such update, Licensee shall



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

receive one (1) copy of the machine-readable Software for which copies may be made in accordance with the Agreement.

(e) Upward and Related Software Compatibility. Arbor shall make reasonable commercial efforts to insure that all Software releases are compatible with the previous release of the same Software and with the most current released versions of software from other vendors which works with the Software and shall document the proposed method for handling any incompatibilities.

(f) Problems Not Classified as Bugs. If, in Arbor's discretion, it is determined that a problem reported by Licensee may not be due to a Bug in the Software, Arbor will so notify Licensee. At that time, Licensee may, at its option, instruct Arbor to proceed with problem determination at the possible expense of Licensee as set forth below. If Licensee so elects and Arbor determines that the reported problem was not due to a Bug in the Software, or was the result of any modifications to the Software or combination of the Software with other products in a way not described in the Documentation, Licensee shall pay to Arbor, at Arbor's then-current and standard consulting rates, a fee for all work performed in connection with such determination, plus reasonable related expenses incurred therewith. Licensee shall not be liable for any such fees or related expenses if the problem is determined to be due to a Bug(s) in the Software or for work performed after Licensee has notified Arbor to terminate any problem determination efforts (such notice shall be deemed given when actually received by Arbor).

4.      TERM AND TERMINATION

(a) Term. Maintenance Service shall be provided for one (1) year from the delivery date of the Software and shall be extended each year for one (1) additional year unless terminated by either party as provided herein. Notwithstanding the foregoing, in the event the Software License is terminated, Maintenance Service will automatically terminate.

(b) Termination. Licensee may to terminate Maintenance Service at the end of the term by giving written notice to Arbor at least thirty (30) days prior to the end of any such term. Arbor may suspend or cancel Maintenance Service if Licensee fails to make payment pursuant to Section 5 below. Either party may terminate Maintenance Service if the other party breaches any material term or condition provided herein and such breach is not remedied within thirty (30) days after receiving notice of the breach.

5.      FEES AND PAYMENT

(a) Maintenance Service. The fee for the initial annual Maintenance Service period shall be equal to (*) of Arbor's then-current list price License fees for the Software specified in Product Schedule Number 01, subject to a minimum fee of (*). Such fee shall entitle Licensee to designate two (2) Licensee contacts to receive telephone support services for all Software except Arbor's API Toolkit product for which a separate fee shall be as described below. The applicable fee for any renewal period shall be subject to the limitations defined herein. For all Software Licensed by execution of a Product Schedule (except Product Schedule Number 01), the fee for Maintenance Service will be pro-rated to coincide with the coverage period for



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

Maintenance Service for all previously Licensed Software. For each Product Schedule, Maintenance Service must be contracted consistently for all Software components therein.

(b) Additional Telephone Support Contacts. Licensee may designate additional named contacts to receive telephone support services for all Software except Arbor's API Toolkit for an annual fee of (*) for each contact.

(c) Telephone Support for Application Program Interface (API) Tookit Product. Licensee may designate contacts to receive telephone support services specific to application development using Arbor's API Toolkit product for an annual fee of (*) for each contact.

(d) Payment. Maintenance Service fees will be billed on an annual basis, payable in advance and due within thirty (30) days of receipt of invoice. Licensee shall be responsible for all taxes associated with any such fees, except taxes based on Arbor's net income.

(e) Lapse of Coverage. In the event that coverage for Maintenance Service lapses as a result of either termination by Licensee for any reason or by Arbor for Licensee's non-payment, renewal of such service will require payment by Licensee of a reinstatement fee to Arbor equal to (*) of the sum of the fees for any previously unpaid contract period(s) (*) plus full payment for the subsequent annual period.

(f) Fee Increases. The annual fee for Maintenance Service will not increase by more than (*) over the fee applicable to the prior annual period unless such increase is the result of additional Software Licensed by execution of additional Product Schedule(s) or for additional telephone support services.

6.      EXCLUSIONS

Arbor shall have no obligation to support:

(a)     altered, damaged or modified Software;

(b) Software problems caused by Licensee's abuse, misapplication, negligence, or other causes beyond the control of Arbor.

(c) Software installed on any computer hardware or in combination with other software, except as specified in the Documentation.

7.      LIMITATION OF LIABILITY

Arbor's liability for damages from any cause of action whatsoever relating to Arbor's obligations to provide Maintenance Service shall be limited to the amount paid by Licensee for such services for the applicable year. Arbor's liability shall be further limited as provided in the applicable Software License Agreement.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

8.      DEFINITIONS

Unless defined otherwise herein, capitalized terms used in these Maintenance Service Terms and Conditions shall have the same meaning as set forth in the Software License Agreement.

(a) "Bug" means a malfunction in the Software which prevents the Software from materially performing in accordance with Arbor's then-current Documentation for such Software or an error in the Documentation.

(b) "Fix" means the repair or replacement of object or executable code versions of Software to remedy a Bug.

(c) "Patch" means a Software Fix release developed to quickly resolve a B1 Bug but which will not have been through a comprehensive Quality Assurance testing cycle, and, therefore, is more likely to include defects than a functional or maintenance release.

(d) "Workaround" means a change in the procedures followed or data supplied by Licensee to avoid a Bug without substantially impairing Licensee's use of Software.

9.      SERVICE CONTRACT

THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THE SOFTWARE AND ALL MATERIALS RELATED TO THE SOFTWARE ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THE SOFTWARE LICENSE AGREEMENT. THIS ATTACHMENT IS AN ADDITIONAL PART OF THE AGREEMENT AND DOES NOT CHANGE OR SUPERSEDE ANY TERM OF THE AGREEMENT EXCEPT TO THE EXTENT UNAMBIGUOUSLY CONTRARY THERETO.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT F

                          SUBLICENSE FEE REPORTING FORM

                       CALENDAR QUARTER
                                        ------------------


--------------------------------------------------------------------------------------------------------------------
CUSTOMER NAME           SOFTWARE                  NUMBER OF                PLATFORMS &            NET SUBLICENSE
ADDRESS                 SUBLICENSED               SERVERS                  OPERATING               FEES DUE
CITY, STATE, ZIP                                  NUMBER OF                SYSTEM
CODE                                              PORTS
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------




                + TOTAL NET SUBLICENSE FEES:
                                                      -------------------------

                - PREPAID SUBLICENSE FEES:
                                                      -------------------------

                + SUBLICENSE MAINTENANCE FEES:
                                                      -------------------------

                + NET FEES DUE TO ARBOR:
                                                      -------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT H

                            SOFTWARE USE RESTRICTIONS

---------------------------------------------------------------------------------------------------------------------------
CHECK APPLICABLE                        LICENSE NAME                            DESCRIPTION
LICENSE (X)
---------------------------------------------------------------------------------------------------------------------------
X                                       Restricted Full Use License             End user can develop any
                                                                                application on the specific server
                                                                                upon which the Software is
                                                                                sublicensed.
---------------------------------------------------------------------------------------------------------------------------
X                                       Application Server License              Read/write Arbor Essbase server,
                                                                                integrated with other software; can
                                                                                only be used with a single deployed
                                                                                application.

                                                                                -  Application Manager limited to
                                                                                   same functionality as Reporting
                                                                                   Server

                                                                                -  No access to API for development
                                                                                   purposes

                                                                                -  No ability to license spreadsheet
                                                                                   add-in

                                                                                -  No access to Web Gateway
---------------------------------------------------------------------------------------------------------------------------
                                        Runtime Server License                  Arbor Essbase database engine only

                                                                                -  No access to Application Manager

                                                                                -  No access to Essbase API for development
                                                                                   purposes

                                                                                -  NO ability to license spreadsheet add-in

                                                                                -  No access to Web Gateway
---------------------------------------------------------------------------------------------------------------------------




(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              AMENDMENT NUMBER 1 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 1 ("Amendment 1") is entered into effective as of August 1, 1998 by and between Arbor Software Corporation ("Arbor") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 ("Agreement").

1. Capitalized terms not defined herein have the same meaning as in the Agreement.

2. Exhibit A to the Agreement is hereby amended by adding the following provisions:

        (a) Partner may sublicense the PI runtime application software ((PI is defined paragraph 3 below) in conjunction with the Software subject to the following use and license restrictions:

                (i) PI is a read-only application. Writing back to the database from any client is not permitted.

                (ii) As a component of PI, the Essbase Application Manager may only be used for security, backup and recovery, database optimization, and maintaining data dimensions created and defined by Lawson Information Architecture Software.

                (iii) The Essbase Application Manager may not be used for the creation or use of:

                        (A) Calc Scripts other than default calculation supplied by PI,

                        (B)     reports scripts, or

                        (C) load rules, except on IBM AIX Version 4.l.2 platform.

                (iv) As a component of PI, the Outline Manager may not be used for the creation of dimensions, formulas, or calculated members.

                (v) Access tools for PI are restricted to Partner's We Interface, Arbor Essbase OEM Spreadsheet Add-in, Wired for Java, and Wired for Client Server OEM version.

                (vi) PI may be used by Partner, Partner's licensed customers, Partner's authorized sales partners, and Partner's authorized sales partners' customers only in conjunction with, and not separate from, products licensed or sublicensed by Partner to its customers and authorized sales partners.

                (vii) Partner will insure that all relevant splash screens are displayed to the End User with the statement that PI is a restricted use application (Runtime version), and that the End User's sublicense agreement identifies the restrictions governing the use of the Software and PI.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

        (b) The Sublicense Fees payable to Arbor by Partner for sublicensing the Software as set forth in Section 2(a) above will be the greater of (*) of the license fees paid by the End User to Partner for PI or the amounts specified in the table below. International uplifts apply to the fees listed in the table below. The number of Named Users is per transaction of cumulative. The minimum user license level is 10 Named Users. Under a sublicense granted by Partner for under 100 Named Users, the Software and PI must run on a single server. If the number of Named Users is 100 or greater, the Software and PI may be run two servers.

        ------------------------------------------------------------------------------------------
        NUMBER OF NAMED USERS                                   SUBLICENSE FEE
        ------------------------------------------------------------------------------------------
        1 to 99                                                 (*) per Named User
        ------------------------------------------------------------------------------------------
        100 to 499                                              (*) per Named User
        ------------------------------------------------------------------------------------------
        500 to 999                                              (*) per Named User
        ------------------------------------------------------------------------------------------
        1,000 or more                                           (*) per Named User
        ------------------------------------------------------------------------------------------

        (c) The Sublicense fees payable to Arbor by Partner for upgrades to Restricted Full Use of the Software will be (*) of Arbor's then-current local country list price for the applicable server, modules, and Named or Concurrent User components. The current US list price for an Essbase Named User with Wired front end is (*) per Named User. The Named User fee includes port access, Wired for OLAP and Spreadsheet Add-in. The current US list price for an Essbase Concurrent User with Wired front end is (*) per Concurrent User. Arbor reserves the right to change its US list prices in accordance with its established policy. Local country list prices are calculated by multiplying US list prices by the multipliers shown in the table below for the applicable region or country:

        ---------------------------------------------------------------------------------------------------
        REGION OR COUNTRY                                                            MULTIPLIER
        ---------------------------------------------------------------------------------------------------
        Europe, Middle East, Africa                                                     (*)
        ---------------------------------------------------------------------------------------------------
        Canada, Latin America                                                           (*)
        ---------------------------------------------------------------------------------------------------
        Australia, South East Asia, New Zealand                                         (*)
        ---------------------------------------------------------------------------------------------------
        Rest of Asia, including Japan and Korea                                         (*)
        ---------------------------------------------------------------------------------------------------

        (d) "Named User" is defined as a specific and unique user who is specified in the Essbase on-line security system. "Concurrent User" is defined as a user who accesses the Essbase server at any given time. The maximum number of Named Users is the number of Named Users purchased by the customer. The maximum number of Concurrent Users is the maximum number of users who are allowed concurrently to access the Essbase server at any given time, regardless of their unique identity. Concurrent Users are also referred to as "ports."

        (e) The End User Support and Maintenance Fees payable to Arbor by Partner will be Arbor's then-current Support and Maintenance percentage applied to the applicable Sublicense Fees specified herein.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

        (f) Arbor reserves the right to change the prices and pricing structure contained in this Amendment 1 at anytime upon 60 days prior written notice to Partner.

3. Exhibit B to the Agreement is hereby amended by adding the Lawson Insight PI application software to the list of Partner Products with the following description:

        "LAWSON INSIGHT Performance Indicator Suite (PI) is a packaged data warehouse solution that integrates several of the enterprise application market's key technologies - data warehousing, on-line analytical processing (OLAP) and Lawson's trademarked Self-Evident with Web technologies - into a sophisticated decision support solution for the executive desktop via the Web or a client/server environment.

        "Lawson will use the following Essbase server components: Enterprise Server, Web Gateway, Partitioning Option, Essbase API, and Application Server. Client software includes: OEM Spreadsheet Add-In; Wired for Java OEM version; and Wired for Client Server OEM version.

        "The Essbase Server and the Essbase components are only to be used to store, manage and deliver data that originates exclusively from the Lawson Financial, Supply Chain, Distribution and HR applications through the use of Lawson Insight Application Architecture."

4. Except as expressly modified herein, all terms and conditions of the Agreement shall remain unaltered and in full force and effect.

5. This Amendment may be signed in counterparts, each of which shall be considered an original but all of which to together shall constitute one instrument.

LAWSON ASSOCIATES, INC.                                       ARBOR SOFTWARE CORPORATION

/s/ William B. Lawson                                         /s/ Kelly B. Cole
-----------------------------------------------------         -----------------------------------------------------
Signature                                                     Signature

William B. Lawson                                             Kelly B. Cole
-----------------------------------------------------         -----------------------------------------------------
Name                                                          Name

President & CEO                                               Director, Contracts
-----------------------------------------------------         -----------------------------------------------------
Title                                                         Title




(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              AMENDMENT NUMBER 2 TO
                          APPLICATION PARTNER AGREEMENT


This Amendment Number 2 ("Amendment 2") is entered into effective as of May 15, 1999 by and between Hyperion Solutions Corporation ("Hyperion"), formerly known as Arbor Software Corporation, and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 and as amended by Amendment Number 1 (collectively, the "Agreement").

1. Capitalized terms not defined herein have the same meaning as in the Agreement.

2. "Wired" is Hyperon's software product known as Wired for OLAP running on Microsoft Windows, and the Documentation associated therewith.

3. Hyperion grants to Partner a non-exclusive license to market, distribute, and sub-license Wired subject to the terms and conditions contained in this Amendment 2 and in the Agreement. Partner shall sublicense Wired only as an OEM product in conjunction with a Partner Product. Partner may change the name of Wired, add functionality to Wired, and change the appearance of Wired packaging and display screens. However, Partner shall preserve Hyperion's copyright notices and other proprietary markings on the Wired software media, documentation and display screens.

4. Partner will pay to Hyperion Sublicense Fees for sales of sublicenses of Wired equal to (*) of Hyperion's then-current local country list price for Wired.

5. Hyperion will provide to Partner the Support and Maintenance services described in Section 5(a) and Exhibit D of the Agreement. Partner shall provide maintenance and support services for Wired to its customers. Hyperion shall not be required to provide any services to any Partner customer.

6. Partner shall pay to Hyperion Maintenance and Support fees for each sublicensed copy of Wired equal to Hyperion's then-current Support and Maintenance percentage applied to the applicable Sublicense Fees specified in Section 4 hereof.

7. Partner may Wired for its own internal production purposes by paying the appropriate end user Sublicense Fees. Partner shall not sublicense or distribute Wired as a stand-alone product.

8. Hyperion will provide Partner with a master copy of Wired which Partner may reproduce for purposes of distribution in accordance with the provisions of Section 2(e) of the Agreement.

9. Hyperion's limited product warranty set forth in Section 8 of the General Terms and Conditions contained in the Agreement is voided to the extent that Partner modifies Wired or uses Wired other than in accordance with the Wired Documentation.

10. Partner is not licensed to use the source code for Wired and shall not have access thereto.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

11. Except as expressly modified by this Amendment 2, all terms and conditions of the Agreement remain unaltered and in full force and effect.

Executed as of the effective date by the authorized representatives of the parties.

LAWSON ASSOCIATES, INC.                             HYPERION SOLUTIONS CORPORATION

By  /s/ Mike Milbrandt                              By  /s/ Kelly B. Cole
    ---------------------------------------             -----------------------------------

Name  Mike Milbrandt                                Name  Kelly B. Cole
      -------------------------------------               ---------------------------------

Title  EVP, Corp. Operations                        Title  Director, Contracts
       ------------------------------------                --------------------------------




(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              AMENDMENT NUMBER 3 TO
                          APPLICATION PARTNER AGREEMENT


This Amendment Number 3 ("Amendment 3") is entered into effective as of September 1, 1998 by and between Hyperion Solutions Corporation (formerly Arbor Software Corporation "Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1997 and as amended by Amendment Number 1 and Amendment Number 2 (collectively, the "Agreement").

1. Capitalized terms not defined herein have the same meaning as in the Agreement.

2. Pillar is Hyperion's budget analysis software product. Pillar is not listed in Exhibit A of the Agreement.

3. Hyperion grants to Partner a non-exclusive license to market, distribute, and sublicense Pillar subject to the terms and conditions contained in this Amendment 3 and in the Agreement. Partner shall sublicense Pillar only as an embedded OEM product in conjunction with and as a part of Partner's Insight software product. Partner may change the name of Pillar, add functionality to Pillar, and change the appearance of Pillar packaging and display screens. However, Partner shall preserve Hyperion's copyright notices and other proprietary markings on the Pillar software media, documentation, and display screens. Additionally, Partner shall provide prominent attribution to Hyperion by the use of a phrase such as "powered by Hyperion Solutions" on the software media, documentation and display screens.

4. Partner is not licensed to use the source doe for Pillar and shall not have access thereto. Hyperion agrees that it will not allow the following companies to distribute the Pillar Budgets product for a period of 9 months from the effective date of this amendment. Hyperion also agrees that for a period of 6 months from the effective date of this Amendment, it will not engage in any joint announcements of any intention to offer, or an offer of an Enterprise Budgeting solution based on the Hyperion Pillar product similar to that contemplated by Partner herein. The prohibited companies are JD Edwards, Infinium, Orcale, PeopleSoft, and SAP.

5. Nothing herein shall prevent or preclude Hyperion from entering into or engaging in any business relationship with any company other than those listed in Section 4 above.

6. Partner agrees to forego development of a software product competitive with Pillar for a period of two years from the effective date of this Amendment Number 3.

7. Hyperion will provide Partner with a master copy of Pillar which Partner may reproduce for purposes of distribution in accordance with the provisions of Section 2(e) of the Agreement.

8. Partner will pay Sublicense Fees to Hyperion for sublicense sales of the Pillar product in accordance with the payment terms contained in the Agreement, as follows:



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

        (a) For each direct sale by Partner, (*) for a minimum 30 named user system if to existing customers, and (*) for a minimum 10 named user system if to new customers. The Sublicense Fees for additional users beyond the specified minimums are set forth in subparagraph (c) below.

        (b) For each sale through Partner's approved and authorized third party sales channels, (*) for a minimum 20 named user system if to existing customers, and (*) for a minimum 10 named user system if to new customers. The Sublicense Fees for additional users beyond the specified minimums are set forth in subparagraph (c) below.

        (c) The Sublicense Fees for additional named users beyond the minimum number are set forth below:

Sublicense Type         Sales to Existing Customers        Sales to New Customers
---------------         ---------------------------        ----------------------

Full Budgets User       (*)/additional Named User          (*)/ Additional Named User

View Only User          (*)/additional Named User          (*)/ Additional Named User


                Full Budgets User - Provides all rights of data entry and retrieval, reporting, consolidation, viewing, no building, maintaining or changing application

                View Only User - viewing data and pre-build reports from the Pillar Application, spreadsheet export, no consolidation, no data input, no building, maintaining or changing application.

9. Hyperion will provide to Partner the Support and Maintenance services described in Section 5(a) and Exhibit D of the Agreement. Partner shall provide maintenance and support services for Pillar to its customers. Hyperion shall not be required to provide any services related to Pillar to any Partner customer.

10. The End User Support and Maintenance Fees payable to Hyperion by Partner will be 50 percent of Hyperion's then-current Support and Maintenance percentage applied to the applicable Sublicense Fees specified herein.

11. Hyperion's limited product warranty set forth in Section 8 of the General Terms and Conditions contained in the Agreement is voided to the extent that Partner modifies Pillar or uses Pillar other than in accordance with the Pillar documentation.

12. Except as expressly modified by this Amendment 3, all terms and conditions of the Agreement remain unaltered and in full force and effect.

13. This Amendment may be signed in counterparts, each of which shall be considered an original but all of which together shall constitute one instrument.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

Executed as of the effective date by the authorized representatives of the parties.


LAWSON ASSOCIATES, INC.                          HYPERION SOLUTIONS CORPORATION

By  /s/ William B. Lawson                        By  /s/ John Dillon
    ------------------------------------             -----------------------------------

Name  William B. Lawson                          Name  John Dillon
      ----------------------------------               ---------------------------------

Title  President & CEO                           Title  President & CEO
       ---------------------------------                --------------------------------




(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              AMENDMENT NUMBER 4 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 4 ("Amendment 4") is entered into effective as of June 1, 1999 by and between Hyperion Solutions Corporation (formerly Arbor Software Corporation "Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 and as previously amended by Amendment Number 1, Amendment Number 2, and Amendment Number 3 (collectively, the "Agreement").

1. Capitalized terms not defined herein have the same meaning as in the Agreement.

2. Exhibit A to the Agreement is hereby amended by adding the following provisions:

        RUNTIME LICENSE

        ------------------------------------------------------------------------------------------------------------
        HYPERION SOFTWARE PRODUCT                                DISCOUNT
        ------------------------------------------------------------------------------------------------------------
        Essbase API running with Lawson Insight II Analytic      (*) of Hyperion's current local country list
        Architect and Lawson Insight II Budget Architect         price
        ------------------------------------------------------------------------------------------------------------
        Essbase Web Gateway running with Lawson Insight II       (*) of Hyperion's current local country list
        Performance Indicator Module                             price
        ------------------------------------------------------------------------------------------------------------

        End Users will not have and will not be permitted any development capabilities in connection with these runtime licenses.

        Partner will distribute the runtime licensed software directly in accordance with Section 2 of the Agreement.

        Partner will pay Hyperion (*) of the sublicense fees paid to Hyperion for software support.

3. Exhibit B to the Agreement is hereby amended by adding the Lawson Insight II application software products to the list of Partner Products with the following description:

        Lawson Insight II Analytic Architect is an application module that manages the extraction and movement of data from the Lawson Insight II Business Management Systems software into an Essbase Application and Database. The Analytic Architect uses the Essbase API as a vital link between Lawson and Essbase.

        Lawson Insight II Budget Architect is an application module that manages the extraction and movement of data from the Lawson Insight II Business Management Systems software into Enterprise Budgeting (private label Pillar) and/or an Essbase Application and Database.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

        Lawson Insight II Performance Indicator Module is an analytic application that delivers key performance indicator and ratios to executive and mangers via a web browser. The Performance Indicator Module utilizes the Essbase Web Gateway to retrieve data from an Essbase Application and Database.

4. Except as expressly modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

5. This Amendment may be signed in counterparts, each of which shall be considered an original but all of which together shall constitute one instrument.

LAWSON ASSOCIATES, INC.                            HYPERION SOLUTIONS CORPORATION

By  /s/ Michael E. Milbrandt                       By
    --------------------------------------             ----------------------------------

Name  Michael E. Milbrandt                         Name
      ------------------------------------               --------------------------------

Title                                              Title
       -----------------------------------                -------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              AMENDMENT NUMBER 5 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 5 ("Amendment 5") is entered into effective as of March 23, 2000 (the "Effective Date") by and between Hyperion Solutions Corporation, formerly Arbor Software Corporation ("Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 as amended by Amendment No. 1 dated August 1, 1998; Amendment No. 2 dated May 15, 1999; Amendment No. 3 dated September 1, 1998; and, Amendment No. 4 dated June 1, 1999 (collectively, the "Agreement"). Capitalized terms not defined herein have the same meaning as in the Agreement.

1. By way of clarification, Hyperion Essbase OLAP server and all commercially available optional tools and modules for Hyperion Essbase OLAP server are included in Exhibit A of the Agreement to which Hyperion grants to Partner a non-exclusive license to market, distribute, and sublicense subject to the terms and conditions contained in this Amendment 5 and the Agreement. Partner shall sublicense and distribute these Software products in accordance with Section 2(c) of the Agreement. Partner is not licensed to use the source code for these Hyperion Software products and shall not have access thereto.

2. Hyperion Enterprise, Hyperion Reporting and Hyperion's Spider-Man Web Application shall be added to Exhibit A of the Agreement. Hyperion grants to Partner a non-exclusive license to market, distribute, and sublicense Hyperion Enterprise, Hyperion Reporting and Hyperion's Spider-Man Web Application subject to the terms and conditions contained in this Amendment 5 and the Agreement. Partner shall sublicense and distribute these Hyperion Software products in accordance with Section 2(c) of the Agreement. Partner is not licensed to use the source code for Hyperion Enterprise, Hyperion Reporting or Hyperion's Spider-Man Web Application and shall not have access thereto.

3. Hyperion grants to Partner a non-exclusive right to resell Hyperion's Computer-Based Training ("CBT") kits in conjunction with the Software sublicensed hereunder. Partner will pay to Hyperion (*) of the then current Hyperion local country list price for each CBT kit Partner purchases from Hyperion for resale to End Users.

4. Hyperion Reporting and Hyperion's Spider-Man Web Application must be sublicensed in conjunction with either Hyperion Enterprise or Hyperion Essbase OLAP server.

5. Partner shall submit written orders to Hyperion for Hyperion Enterprise, Hyperion Reporting and Hyperion's Spider-Man Web Application for distribution in accordance with the terms of this Amendment 5 and the Agreement. When Partner sublicenses Hyperion Reporting and/or Hyperion's Spider-Man Web Application in conjunction with Hyperion Enterprise, Partner shall provide Hyperion with: (i) a customer signed copy of the Hyperion Maintenance Services Agreement provided in Exhibit 1 to this Amendment 5 and (ii) a written order substantially in the form of Exhibit 2 of this Amendment 5 for both the Software and first year's fees for Maintenance and Support at the time each order is placed. When Partner sublicenses Hyperion Reporting and/or Hyperion's Spider-Man Web Application in conjunction with Hyperion Essbase OLAP server, Partner shall provide Hyperion with a written order substantially in the form of Exhibit 2 of this Amendment 5 for both the Software and first year's fees for Maintenance and Support at the time each order is placed. Notwithstanding the foregoing sentence, if the End User requests to contract directly with Hyperion for Maintenance and Support of Hyperion Reporting and/or Hyperion's Spider-Man Web Application



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 2



     sublicensed in conjunction with the Restricted Full Use Version of Hyperion Essbase OLAP server, Partner shall provide Hyperion, in addition to the written order and first year's fees for Maintenance and Support, with a customer signed copy of the Hyperion Maintenance Services Agreement. Hyperion may, in its discretion, establish minimum quantities for orders. Hyperion shall endeavor to fulfill orders promptly, but may delay orders that are in excess of its capacity to produce Software. In no event shall Hyperion be liable for late delivery. The Software shall be shipped by Hyperion either to Partner or Partner's End User, as requested by Partner, F.O.B. origin, freight prepaid with risk of loss to pass from Hyperion upon delivery by Hyperion to a common carrier. Hyperion shall invoice Partner upon shipment of orders received for applicable fees and freight charges, including transportation and insurance. Partner shall not make copies of Hyperion Enterprise, Hyperion Reporting or Hyperion's Spider-Man Web Application for purposes of distributing them under its distribution license.

6.   Partner shall arrange for each End User to contract directly with Hyperion
     (i) for Support of Hyperion Enterprise, and Hyperion Reporting and/or Hyperion's Spider-Man Web Application when sublicensed in conjunction with Hyperion Enterprise, and (ii) if the End User requests to contract directly with Hyperion for Support of the Restricted Full Use version of Hyperion Essbase OLAP server, and Hyperion Reporting and/or Hyperion's Spider-Man Web Application when sublicensed in conjunction with the Restricted Full Use version of Hyperion Essbase OLAP server. Hyperion will provide Support, including Updates for the Software, directly with Partner's End Users who have contracted with Hyperion for such services. Hyperion shall not be responsible for providing Maintenance or Support with respect to Partner Products. Any error or other problem arising from and End User's use of Partner Products shall be referred to Partner, and Hyperion shall have no further obligations with respect to such error or problem.

7. Partner will pay to Hyperion sublicense fees for Hyperion Enterprise, Hyperion Reporting and Hyperion's Spider-Man Web Application equal to (*) of the then current Hyperion local country list price for such Software. Payment shall be in accordance with the payment terms contained in the Agreement for sublicense sales of Software.

8. For all Software where Partner has arranged for the End User to contract directly with Hyperion for Support as authorized under this Agreement, Partner shall pay Hyperion a fee equal to the first year of Hyperion's then-current Maintenance and Support fees. (Hyperion's current Maintenance and Support fees are equal to (*).) After the first annual maintenance period, Hyperion shall invoice the End User for Maintenance and Support Fees, which shall be payable in advance of the period for which they apply. After the first annual maintenance period, Hyperion shall invoice the End User for Maintenance and Support Fees, which shall be payable in advance of the period for which they apply.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 3



9. For all Hyperion Reporting and Hyperion's Spider-Man Web Application sublicensed in conjunction with the Restricted Full Use version of Hyperion Essbase OLAP server, where the End User has not requested to contract directly with Hyperion for Support, Hyperion will provide to Partner the Support and Maintenance services described in Section 5(a) and Exhibit D of the Agreement. Partner shall provide maintenance and support services for Hyperion Reporting and Hyperion's Spider-Man Web Application when sold in conjunction with Hyperion Essbase OLAP server to its End Users. Hyperion shall not be required to provide any services related to Hyperion Reporting and Hyperion's Spider-Man Web Application when sold in conjunction with Hyperion Essbase OLAP server to any End User, unless Partner has arranged for the End User to contract directly with Hyperion for Support as authorized by this Amendment 5.

10. For all Support and Maintenance services provided by Hyperion to Partner for Hyperion Reporting and Hyperion's Spider-Man Web Application when sold in conjunction with Hyperion Lawson Amendment Essbase OLAP server, Partner shall pay to Hyperion End User Support and Maintenance Fees equal to Hyperion's then-current Maintenance and Support fees. (Hyperion's current Maintenance and Support fees for Support and Maintenance services provided by Hyperion to Partner in connection with Partner's support of Partner's End Users are equal to (*) of the net sublicense fees.) Such End User Support and Maintenance Fees shall be payable annually in advance for the period for which they apply and such fees are owed on any such sublicense so long as the sublicense is resident on a production or development server at the End User location.

11. Partner shall be eligible for special small and mid-market pricing for Hyperion Enterprise. Special small and mid-market pricing represents reduced U.S. list prices for Hyperion Enterprise. Discounts and local country uplift multipliers are applied to the special small and mid-market prices. All discounts, configurations and applicable restrictions shall be based on the then current Hyperion small and mid-market price list within the Territory. In order to qualify for special small and mid-market pricing, an End User must be an independent entity with annual gross revenues (according to generally accepted accounting principles) less than $100 million (small-market) and in the range between $100 million and $350 million (mid-market). Divisions, subsidiaries, and affiliates of larger entities do not qualify, regardless of their annual gross revenues or asset size. Under no circumstances will any Fortune 1000 End User or any subsidiary or affiliate thereof qualifies for special mid-market prices. Additional restrictions apply, such as the maximum number of named users, as set forth in the applicable Hyperion special mid-market price list. Partner's willful violation, as determined by Hyperion in its sole judgment, of the special small and mid-market pricing eligibility criteria or restrictions is cause for immediate discontinuance of Hyperion's special small and mid-market pricing and/or termination of this Agreement. Hyperion may discontinue its special small and mid-market pricing at any time upon ninety (90) days advance written notice to Partner.

12. Hyperion shall have the right, at the end of each calendar year, to renegotiate the amount of the Sublicense Fees and Maintenance Fees payable by Partner to Hyperion for the sublicensing of all Software under this Agreement. Hyperion shall have the right to change its price lists at any time, provided that any such change shall be effective under this Agreement upon sixty (60) days' written notice to Partner.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 4



13. Hyperion's limited product warranty set forth in Section 8 of the General Terms and Conditions contained in the Agreement is voided to the extent that Partner modifies the Software or uses the Software other than in accordance with the applicable Documentation.

14. Except as expressly modified by this Amendment 5, all terms and conditions of the Agreement remain unaltered and in full force and effect.

The parties have caused this Amendment 5 to be executed by their duly authorized representatives as of the Effective Date written above.


LAWSON ASSOCIATES, INC.             HYPERION SOLUTIONS CORPORATION


By  /s/ Bruce B. McPheeters                 By  /s/ Deborah C. Winter
    --------------------------------            --------------------------------
Name  Bruce B. McPheeters                 Name  Deborah C. Winter
      ------------------------------            --------------------------------
Title Vice President and Corporate        Title VP, Worldwide Contracts
        Counsel                                 --------------------------------
      ------------------------------


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT 1

                                       TO

                                   AMENDMENT 5

                     HYPERION MAINTENANCE SERVICE AGREEMENT

                               [INSERT AGREEMENT]





















(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

Licensee _____________________________      Reseller ___________________________

                     HYPERION MAINTENANCE SERVICE AGREEMENT

This Agreement is between Hyperion Solutions Corporation ("Hyperion") and the person or entity named below ("Licensee") and concerns the provision of certain services by Hyperion with respect to Hyperion Solutions products licensed by the Hyperion authorized reseller named above ("Reseller") to Licensee.

1.   DEFINITIONS.

(a) "Bug" means a malfunction of the Software that prevents the Software from performing in accordance with the operating specifications described in the then current Documentation.

(b) "Documentation" means, collectively, the operation instructions, user manuals, help files and all technical information and materials, in written or electronic form, provided by Hyperion to Licensee and that are intended for use in connection with the Software.

(c) "License Applications" means any software developed by Licensee using an Hyperion application programming interface licensed by Reseller to Licensee. Such applications may be used only in Licensee's own business, and may not be marketed, sold or distributed by Licensee.

(d) "Product Schedule" means each Reseller product order schedule ordering Software and related products and services for Licensee, or such other document containing substantially the same information in a form acceptable to Hyperion.

(e) "Software" means each Hyperion Solutions program in object code format set forth in Exhibit A, including any updates, modifications, or new releases of such software program that Hyperion provides to Licensee from time to time.

2. MAINTENANCE SERVICES. In consideration for the fees described in Section 5 below, Hyperion or its designated agent will provide the services described below ("Maintenance Services"):

(a) Standard Telephone Support. During normal business hours (8:00 a.m. to 8:00 p.m. U.S. Eastern Time, Monday through Friday, holidays excepted) Hyperion shall provide Licensee technical assistance by telephone with the installation and use of the Software, the identification of Software and/or Documentation problems and the reporting of Bugs. Licensee shall designate two contacts to request and receive telephone support services from Hyperion. Additional Licensee contacts can be designated in the Product Schedule for Hyperion's then current fee. Licensee shall notify Hyperion in writing for any changes to the designated Licensee contacts.

(b) Supplemental Support. Standard telephone support does not include assistance with the creation of Licensee Applications or for those products for which separate support fees are charged. Licensee may order supplemental telephone support services for such purposes at Hyperion's then current annual fee.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 2



(c) Software Updates. Hyperion will make available to Licensee each minor and major functional release of the Software, that Hyperion makes generally available without additional charge to its maintenance customers and which is intended to replace a prior Software release. A major functional release is indicated by a change in the first digit of a version number, e.g., from 4.0.0 to 5.0.0; a minor functional release is indicated by a change in the second digit, e.g., from 4.0.0 to 4.1.0. Maintenance releases, which are indicated by a change in the third digit of a version number, e.g., from 5.0.1 to 5.0.2, are provided as needed in response to Licensee inquiry.

(d) Bug Fixes. Hyperion shall exercise commercially reasonable efforts to correct any reproducible Bug reported to Hyperion by Licensee.

3. CONDITIONS OF SERVICE.

(a) Retirement of Releases. Maintenance Services are provided for a Software product version from the date the version becomes generally available until such version is retired (i.e., discontinue problem determination and Bug fixes). Prior commercial releases of the Software are retired as follows: (i) one month after the commercial release of the subsequent maintenance release; (ii) no sooner than two (2) months after the commercial release of a new minor functional release; (iii) no sooner than six (6) months after the commercial release of a new major functional release. In all events, however, telephone support services are provided with respect to questions regarding the "how-to" use of a retired release of the Software for six (6) months following its retirement.

(b) Use of Software. Licensee's use of any Software provided by Hyperion as part of Maintenance Services shall be governed by the terms of the Software license agreement between Licensee and Reseller. Hyperion may change the services included in Maintenance Service at any time, effective as of the commencement of any renewal period.

4. TERM AND TERMINATION.

(a) Term. Maintenance Service shall be provided for a term of one (1) year from the delivery date of Software under Licensee's initial Product Schedule and shall be extended each year for one (1) additional year unless terminated by either party as provided herein.

(b) Termination. Licensee may terminate Maintenance Service at the end of the term by giving written notice to Hyperion at least thirty (30) days prior to the end of any such term. Hyperion may suspend or cancel Maintenance Service if Licensee fails to make payment pursuant to Section 5 below. Either party may terminate Maintenance Service if the other party breaches any material term or condition of the Maintenance Service terms and conditions and the breach is not remedies within thirty (30) days after receiving written notice of the breach. In the event the Agreement is terminated, Maintenance Service will also terminate automatically.

5. FEES AND PAYMENT.

(a) Fees. For the fee of the first year of Maintenance Service for any Software licensed is specified in the applicable Product Schedule. The applicable fee for any renewal period shall be Hyperion's then prevailing price. For Software licensed after Licensee's initial order, the term of Maintenance Service will be set, and the fee will be pro-rated, so that the coverage periods for all Software licensed to Licensee and covered by Maintenance Services will coincide. When ordered, Maintenance Service must be ordered for all of the Software on a Product Schedule.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 3



(b) Payment. Maintenance Service fees will be billed on an annual basis, payable in advance and due within thirty (30) days of receipt of invoice.

(c) Lapse of Coverage. In the event that coverage for Maintenance Service lapses as a result of either termination by Licensee for any reason or by Hyperion for Licensee's non-payment, renewal of such service will require payment by Licensee of a reinstatement fee to Hyperion equal to one hundred fifty percent (150%) of the sum of the fees for any previously unpaid contract period(s) plus full payment for the subsequent annual period.

6. EXCLUSIONS. Hyperion shall have no obligation to support: (i) Software modified without Hyperion's written consent; (ii) use of the Software other than in accordance with the Documentation; (iii) License Applications or (iv) Software installed on any computer hardware or used with any software, not specified in the Documentation.

7. PROFESSIONAL SERVICES. Professional services are available to Licensee at Hyperion's then current rate, for the most current version of the Software, to assist with installation and implementation, system design, technical consulting, training or other services as may be mutually agreed upon, in writing, between the parties ("Professional Services"). Licensee shall reimburse Hyperion for all reasonable travel and lodging expenses incurred while performing Professional Services. Should Licensee cancel a Professional Services engagement less than five (5) business days prior to the date that such engagement was scheduled to commence, Licensee shall pay Hyperion fifty percent (50%) of the estimated Professional Service fees. Such fees shall be waived if Hyperion is able to reassign Professional Services staff to another Professional Services engagement prior to the scheduled commencement date. Hyperion shall assign appropriately qualified staff or sub-contractors, to perform the services. The parties are and shall act as independent contractors and not as an agent or partner of, or joint venturer with the other party for any purpose and neither party shall have any right, power, or authority to act or create any obligation, express or implied, on behalf of the other party.

8. CONFIDENTIALITY.

(a) In order to permit Hyperion to execute its obligations under the terms hereof, Hyperion may have access to Licensee's Confidential Information. "Confidential Information" shall mean all information that is designated as "proprietary" or "confidential" or by similar words by the disclosing party at the time of disclosure including, but not limited to, information relating to the pricing, methods, processes, financial data, lists, programs, research, developments, clients or related information of the disclosing party. In order to qualify as Confidential Information, tangible information must be marked as such in writing and oral or visual information must be confirmed as such by the disclosing party in a writing delivered to the receiving party within fifteen
(15) days of disclosure. Each party agrees it will keep confidential and not divulge any such Confidential Information to any third party.




(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 4


(b) Neither party shall have any obligation pursuant to this Agreement with respect to any information or data of the other party that: (i) was previously known to the receiving party; (ii) is received from a third party without similar restriction of confidentiality; (iii) is or becomes publicly available by other than unauthorized disclosure hereunder; (iv) is independently developed by the receiving party without the use of such confidential information; (v) is approved for release by written authorization of the disclosing party; or (vi) is required to be disclosed pursuant to any court order provided that the receiving party shall advise the disclosing party of such request in time for the disclosing party to apply for legal protection. Further, subject to Licensee's patent and copyrights, Hyperion shall be free to use in the performance of these services and in its future products and services, any ideas, concepts, techniques or know-how related to software development or services disclosed by Licensee during the term of this Agreement.

9. INTELLECTUAL PROPERTY RIGHTS. Hyperion shall own all title right and interest (including any copyrights, patents, trade secrets or other intellectual property rights) in and to all materials developed by Hyperion under this Agreement. Licensee shall not sell, transfer, publish, display, disclose or otherwise make such materials available to others. Licensee will make appropriate action by instruction or agreement with its employees or agents to satisfy its obligations hereunder. Upon completion of any Professional Services and on full payment to Hyperion of all sums due for such services, Licensee shall be granted a non-exclusive, non-transferable license to use for internal purposes only, any such material developed by Hyperion hereunder, subject to the terms and conditions of the Agreement.

10. LIMITATION OF LIABILITY. Hyperion's aggregate liability for damages from any cause of action or claim whatsoever related to this Agreement shall be limited to the amount paid by Licensee for Maintenance Services for the applicable year; provided, however, if the damages relate to Professional Services, Hyperion's aggregate liability shall be limited to the amount paid by Licensee for the specific engagement in dispute. Hyperion shall not be liable for any matter beyond its reasonable control. HYPERION SHALL NOT BE LIABLE FOR LOSS OF OR DAMAGE TO, RECORDS OR DATA; COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY; OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, EVEN IF HYPERION HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. SERVICE CONTRACT. THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY OR CONDITION. ANY WARRANTIES OR CONDITIONS WITH RESPECT TO HE SOFTWARE IS LIMITED TO THOSE SET FOR IN THE SOFTWARE LICENSE AGREEMENT BETWEEN LICENSEE AND RESELLER.

12. GENERAL.

(a) Licensee is responsible for the cost of shipping, for payment of all applicable sales, use and other taxes and all applicable export and import fees, customs duties and similar charges (other than taxes based on Licensor's net income) arising from the payment of or maintenance fees or the delivery of Maintenance Services. Licensee will make all payments without reduction for any withholding taxes, which taxes shall be Licensee's sole responsibility, and Licensee will provide Hyperion with such evidence as Hyperion may reasonably request to establish that such taxes have been paid.





(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 5


(b) The Agreement shall be governed by and construed under the laws of the State of California without regard to the conflicts of laws provisions thereof.

(c) All notices delivered under the Agreement shall be in writing and deemed given upon receipt when delivered personally or upon confirmation of receipt following delivery of (i) overnight courier service or (ii) registered or certified mail, return receipt requested, postage prepaid, in each case addresses to the Legal Department at the address indicated in the last executed Product Schedule, or at such other address of which one party is notified by the other in writing.

(d) If a provision of the Agreement or portion thereof is found to be invalid or unenforceable under applicable law, it shall be omitted from the Agreement without invalidating the remainder of such provision or the remaining provisions of the Agreement.

(e) The Software is subject to U.S. export control laws and regulations and Licensee agrees to comply with all such applicable laws and regulations.

(f) The provisions of the Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

(g) The Agreement represents the entire agreement between the parties, and expressly supersedes and cancels any prior oral or written agreements on the subject herein. Each party acknowledges that it is not entering into the Agreement on the basis of any representations not expressly contained herein. Other than as specified herein, the Agreement may only be supplemented or modified by an amendment in writing executed by the parties. No additional or conflicting term in the purchase order or other document shall have any effect.





(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 6




Agreed by the authorized representatives of the parties.

Licensee:

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------
Date:
     ---------------------------------------

HYPERION SOLUTIONS CORPORATION

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------
Date:
     ---------------------------------------





(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT A

                             BUSINESS TERMS SUMMARY

--------------------------------------------------------------------------------
AUTHORIZED NUMBER OF LICENSEE TECHNICAL SUPPORT CONTACT (The standard is two (2) contacts per Enterprise server.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NAMES AND ADDRESSES OF CONTACTS:




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ORIGINAL LICENSOR OF SOFTWARE:


--------------------------------------------------------------------------------


I. HYPERION SOFTWARE MAINTENANCE SERVICES FOR FIRST YEAR

Licensee shall receive the following Support in accordance with the Maintenance Service Agreement.


------------------------------------------------- -----------------------------------------------
SOFTWARE TO BE MAINTAINED/SUPPORTED               MAINTENANCE SERVICE COST
                                                  (Not applicable if Licensee prepaid Reseller
                                                  for Maintenance Services.)
------------------------------------------------- -----------------------------------------------

------------------------------------------------- -----------------------------------------------

------------------------------------------------- -----------------------------------------------

------------------------------------------------- -----------------------------------------------

------------------------------------------------- -----------------------------------------------

------------------------------------------------- -----------------------------------------------

------------------------------------------------- -----------------------------------------------

------------------------------------------------- -----------------------------------------------
                                                  SUBTOTAL DUE
------------------------------------------------- -----------------------------------------------







(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 2




II. ADDITIONAL HYPERION SOFTWARE PRODUCTS AND SERVICES

Licensee shall also be entitled to the following discounts from Hyperion's then current list and/or pricing terms on additional Hyperion products and services.

---------------------------------------------------------- ------------- ------------ -----------
ADDITIONAL HYPERION SOFTWARE SERVICES                      UNIT COST        UNITS       TOTAL
                                                                           ORDERED       COST
---------------------------------------------------------- ------------- ------------ -----------
TECHNICAL SUPPORT SERVICES
---------------------------------------------------------- ------------- ------------ -----------
o   Additional Technical Support Contacts                  $                          $
---------------------------------------------------------- ------------- ------------ -----------
o   API Toolkit Technical Support Contacts                 $                          $
---------------------------------------------------------- ------------- ------------ -----------
o   Web Gateway                                            $                          $
---------------------------------------------------------- ------------- ------------ -----------
o   Objects                                                $                          $
---------------------------------------------------------- ------------- ------------ -----------
o   WIRED for OLAP                                         $                          $
---------------------------------------------------------- ------------- ------------ -----------
HYPERION CONSULTING SERVICES
---------------------------------------------------------- ------------- ------------ -----------
o   Consulting Services                                    $                          $
    (Number of 8 hour days; if onsite, Licensee to pay
    for travel and necessary out of pocket expenses)
---------------------------------------------------------- ------------- ------------ -----------
HYPERION EDUCATION SERVICES
---------------------------------------------------------- ------------- ------------ -----------
                                                           $                          $
---------------------------------------------------------- ------------- ------------ -----------
                                                           $                          $
---------------------------------------------------------- ------------- ------------ -----------
                                                           $                          $
---------------------------------------------------------- -------------------------- -----------
                                                                        SUBTOTAL DUE  $
---------------------------------------------------------- ------------- ------------ -----------

---------------------------------------------------------- -------------------------- -----------
Totals:  I + II                                                            TOTAL DUE  $
---------------------------------------------------------- -------------------------- -----------





(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT 2

                                       TO

                                   AMENDMENT 5



                               PRODUCT ORDER FORM

                                  [INSERT FORM]













(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                         HYPERION SOLUTIONS CORPORATION
                               PRODUCT ORDER FORM


Partner Name:                                       Order Date:
             -----------------------------------               -----------------
Customer Name:                                      Platform:
              ----------------------------------             -------------------

This Order Schedule and related attachments are made part of the Agreement.

--------------------------------------------------------------------------------
Server #   Required when ordering for existing server (First 8 digits of license key).
--------------------------------------------------------------------------------



1 SOFTWARE:

--------- --------------------------------------------------------------------- -----------------
QTY       PRODUCT/USE RESTRICTIONS                                              SUBLICENSE FEE
--------- --------------------------------------------------------------------- -----------------
HYPERION ESSBASE OLAP SERVER
-------------------------------------------------------------------------------------------------
          Hyperion Essbase Server License
--------- --------------------------------------------------------------------- -----------------
          Hyperion Essbase Development Server
--------- --------------------------------------------------------------------- -----------------
          Hyperion Essbase Named User (minimum 10)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Essbase Concurrent User (minimum 5)
--------- --------------------------------------------------------------------- -----------------
          Optional Tools and Modules:  Hyperion Integration Server
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Web Gateway
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Objects
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase SQL Interface
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase Currency Conversion
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase API
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase Spreadsheet Toolkit
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase Partitioning Option
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Allocations Manager (English Only)
-------------------------------------------------------------------------------------------------
HYPERION PERSONAL ESSBASE
-------------------------------------------------------------------------------------------------
          Hyperion Personal Essbase (minimum 5 per site)
--------- --------------------------------------------------------------------- -----------------
          Optional Tools and Modules:  Hyperion Integration Server
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Objects
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase SQL Interface
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase Currency Conversion
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase API
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase Spreadsheet Toolkit
--------- --------------------------------------------------------------------- -----------------
                                       Hyperion Essbase Partitioning Option
-------------------------------------------------------------------------------------------------
ESSBASE CLIENT SPREADSHEET INTERFACE:  [ ] Microsoft Excel [ ] Lotus 123  [ ] Microsoft Excel Mac
-------------------------------------------------------------------------------------------------
HYPERION ENTERPRISE
-------------------------------------------------------------------------------------------------
          Hyperion Enterprise Initial License (2 administrators)
--------- --------------------------------------------------------------------- -----------------
          Power User License
--------- --------------------------------------------------------------------- -----------------
          Hyperion Enterprise Named Users License (10 minimum)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Enterprise View Users License (10 minimum)
--------- --------------------------------------------------------------------- -----------------




(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 2




1       SOFTWARE: (CONTINUED):

-------------------------------------------------------------------------------------------------
HYPERION PILLAR
-------------------------------------------------------------------------------------------------
          Hyperion Pillar Application
--------- --------------------------------------------------------------------- -----------------
          Hyperion Pillar Named User License (minimum 10)
--------- --------------------------------------------------------------------- -----------------
HYPERION ACTIVITY BASED MANAGEMENT
-------------------------------------------------------------------------------------------------
          Hyperion ABM Application License (includes 1 administrator)
--------- --------------------------------------------------------------------- -----------------
          Name Used License (minimum 10)
--------- --------------------------------------------------------------------- -----------------
          View Only User License
--------- --------------------------------------------------------------------- -----------------
HYPERION PERFORMANCE MEASUREMENT
-------------------------------------------------------------------------------------------------
          Hyperion PM Application License (includes 1 administrator)
--------- --------------------------------------------------------------------- -----------------
          Named User License
--------- --------------------------------------------------------------------- -----------------
          View Only User License (minimum 20)
-------------------------------------------------------------------------------------------------
HYPERION APPLICATION LINK
-------------------------------------------------------------------------------------------------
          Hyperion Application Link Development License (includes 1
          administrator)
--------- --------------------------------------------------------------------- -----------------
          Additional Administrators or Named Users (no minimums or maximums)
-------------------------------------------------------------------------------------------------
ADDITIONAL HYPERION APPLICATION LINK COMPONENTS
-------------------------------------------------------------------------------------------------
          SAP R/3 connectivity (version 3.1H and higher)
--------- --------------------------------------------------------------------- -----------------
          JDE World connectivity (version A.7.3 and higher)
--------- --------------------------------------------------------------------- -----------------
          Additional Hyperion Analytic Application environment
-------------------------------------------------------------------------------------------------
HYPERION REPORTING
-------------------------------------------------------------------------------------------------
          Hyperion Reporting Named User License (minimum 10)
-------------------------------------------------------------------------------------------------
HYPERION SPIDER-MAN WEB APPLICATION
-------------------------------------------------------------------------------------------------
          Hyperion Spider-Man Web Application Server
--------- --------------------------------------------------------------------- -----------------
          Hyperion Spider-Man Web Application Named User (minimum 10)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Spider-Man Web Application Current User (minimum 5)
-------------------------------------------------------------------------------------------------
HYPERION WIRED FOR OLAP
-------------------------------------------------------------------------------------------------
          WEB EDITION
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Application Server
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Web Interactive Edition Named User
          (minimum 10)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Web Interactive Edition Current User
          (minimum 5)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Web Viewer Edition Named User (minimum 10)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Web Viewer Edition Concurrent User
          (minimum 5)
--------- --------------------------------------------------------------------- -----------------
          CLIENT EDITION
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Client Professional Edition Named User
          License (minimum 1)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Client Standard Edition Concurrent User
          License (minimum 5)
--------- --------------------------------------------------------------------- -----------------
          Hyperion Wired for OLAP Client Standard Edition Named User License
          (minimum 10)
--------- --------------------------------------------------------------------- -----------------

          LESS:  Contract Discount
-------------------------------------------------------------------------------------------------

TOTAL SUBLICENSE FEES
-------------------------------------------------------------------------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 3


2 TRAINING:

-------------------------------------------------------------------------------------------------
COMPUTER-BASED TRAINING (CBT) 1ST YEAR MAINTENANCE FEES APPLICABLE.
-------------------------------------------------------------------------------------------------
          ENTERPRISE CBT
          [ ]     Maximum of 10 Named Users in one country.
          [ ]     Maximum of 25 Named Users in one country.
          [ ]     All licensed Enterprise users in one country.
          [ ]     All licensed Enterprise users in multiple countries.
--------- --------------------------------------------------------------------- -----------------
          PILLAR CBT
--------- --------------------------------------------------------------------- -----------------
          Initial License for Pillar CBT (includes 10 Named Users)
--------- --------------------------------------------------------------------- -----------------
          Additional CBT Users (must be ordered in quantities of 10)
--------- --------------------------------------------------------------------- -----------------
          ESSBASE SPREADSHEET ADD-IN END USER CBT
--------- --------------------------------------------------------------------- -----------------
          Initial License for Essbase CBT (Includes 10 Named Users)
--------- --------------------------------------------------------------------- -----------------
          Additional CBT Users (must be ordered in quantities of 10)
--------- --------------------------------------------------------------------- -----------------
          HYPERION WIRED FOR OLAP END USER CBT
--------- --------------------------------------------------------------------- -----------------
          Initial License for Wired CBT (includes 10 Named Users)
--------- --------------------------------------------------------------------- -----------------
          Additional CBT Users (must be ordered in quantities of 10)
--------- --------------------------------------------------------------------- -----------------

          Less Discount
-------------------------------------------------------------------------------------------------

TOTAL TRAINING FEES
-------------------------------------------------------------------------------------------------




3 SERVICES:

--------- --------------------------------------------------------------------- -----------------
QTY       DESCRIPTION                                                           FEE
-------------------------------------------------------------------------------------------------
MAINTENANCE SERVICES
-------------------------------------------------------------------------------------------------
          Initial Year Maintenance Fees (Software & Training)
--------- --------------------------------------------------------------------- -----------------
TELEPHONE SUPPORT
-------------------------------------------------------------------------------------------------
          Additional Telephone Support Contact(s)
--------- --------------------------------------------------------------------- -----------------
          Additional Telephone Support Contact(s) for Hyperion Certified
          Professionals
-------------------------------------------------------------------------------------------------
APPLICATION TOOL TELEPHONE SUPPORT CONTACT(S)
-------------------------------------------------------------------------------------------------
          [ ]  Hyperion Essbase API
          [ ]  Hyperion Web Gateway
          [ ]  Hyperion Objects
          [ ]  Wired for OLAP
-------------------------------------------------------------------------------------------------

TOTAL SERVICE FEES
-------------------------------------------------------------------------------------------------





(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 4



4 ATTACHMENTS:

Specify additional documentation attached with this order:

AUTHORIZATION LETTER FOR SPECIAL VOLUME DISCOUNT AND MAINTENANCE DISCOUNT AS LISTED ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5 ADDRESS AND CONTACT INFORMATION:

------------------------------------------------- -----------------------------------------------
PARTNER BILL TO ADDRESS                           SHIP TO (INDICATE IF SAME)
------------------------------------------------- -----------------------------------------------
Contact:                                          Contact:
        ------------------------------------              ---------------------------------------

Address:                                          Address:
        ------------------------------------              ---------------------------------------

--------------------------------------------      -----------------------------------------------

--------------------------------------------      -----------------------------------------------

Phone:                                            Phone:
      --------------------------------------            -----------------------------------------

------------------------------------------------- -----------------------------------------------
END USER ADDRESS AND CONTACT INFORMATION          TELEPHONE SUPPORT
------------------------------------------------- -----------------------------------------------
Contact:                                          Contact Name #1:
        ------------------------------------                      -------------------------------

Address:                                          Phone:
        ------------------------------------            -----------------------------------------

--------------------------------------------
                                                  Contact Name #1:
--------------------------------------------                      -------------------------------

Phone:                 Fax:                       Phone:
      ----------------     -----------------            -----------------------------------------

Email:
      ---------------------------------------

-------------------------------------------------------------------------------------------------
SITES INFORMATION
-------------------------------------------------------------------------------------------------
Specify below the location of all licenses ordered above:



-------------------------------------------------------------------------------------------------



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

PRODUCT ORDER FORM - PAGE 5



PARTNER CERTIFIES THAT THIS ORDER IS FOR SUBLICENSED SOFTWARE AND/OR SERVICES PROVIDED IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT BETWEEN HYPERION AND PARTNER. THIS ORDER IS EXECUTED ON BEHALF OF THE PARTNER NAMED BELOW:

Partner Name:
             -------------------------------------------------------------------
By (signature):
               -----------------------------------------------------------------
Printed Name:
             -------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------













(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              AMENDMENT NUMBER 6 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 6 ("Amendment 6") is entered into effective as of June 29, 2000, (the "Effective Date") by and between Hyperion Solutions Corporation ("Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 as amended by Amendment No. 1 dated August 1, 1998; Amendment No. 2 dated May 15, 1999; Amendment No. 3 dated September 1, 1998; Amendment No. 4 dated June 1, 1999, and Amendment No. 5 dated March 23, 2000 (collectively, the "Agreement"). Capitalized terms not defined herein have the same meaning as in the Agreement.

     1. Delete Amendment No. 2 dated May 15, 1999 in its entirety and replace it with this Amendment 6. Partner shall no longer have the license to market, distribute and sublicense Wired as an OEM product.

     2. Hyperion Wired for OLAP shall be added to Exhibit A of the Agreement. Hyperion grants to Partner a non-exclusive license to market, distribute and sublicense Hyperion Wired for OLAP subject to the terms and conditions contained in this Amendment 6 and the Agreement. Partner shall sublicense and distribute Hyperion Wired for OLAP in accordance with Section 2(c) of the Agreement. Partner is not licensed to use the source code for Hyperion Wired for OLAP and shall not have access thereto.

     3. Hyperion will provide Partner with a master copy of Wired for OLAP, which Partner may reproduce for purposes of distribution in accordance with the provisions of Section 2(e) of the Agreement.

     4. Partner will pay to Hyperion sublicense fees for Hyperion Wired for OLAP equal to (*) of the then-current Hyperion local country list price for Hyperion Wired for OLAP. Payment shall be in accordance with the payment terms contained in the Agreement for sublicense sales of Software.

     5. For all software where Partner has arranged for the End User to contract directly with Hyperion for Support as authorized under this Agreement, Partner shall pay Hyperion a fee equal to the first year of Hyperion's then current Maintenance and Support fees. (Hyperion's current Maintenance and Support fees are equal to (*) of list price). After the first annual maintenance period, Hyperion shall invoice the End User for Maintenance and Support Fees, which shall be payable in advance of the period for which they apply.

     6. For all Support and Maintenance services provided by Hyperion to Partner for Hyperion Wired for OLAP, Partner shall pay to Hyperion End User Support and Maintenance Fees equal to Hyperion's then-current Maintenance and Support fees. (Hyperion's current Maintenance and Support fees for Support and Maintenance services provided by Hyperion to Partner in connection with Partner's support of Partner's End Users are equal to (*) of the net sublicense fees.) Such End User Support and Maintenance Fees shall be payable annually in advance for the period for which they apply and such fees are owed on any such sublicense so long as the sublicense is resident on a production or development server at the End User location.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

     7. Hyperion's limited product warranty set forth in Section 8 of the General Terms and Conditions contained in the Agreement is voided to the extent that Partner modifies the Software or uses the Software other than in accordance with the applicable Documentation.

     8. Except as expressly modified by this Amendment 6, all terms and conditions of the Agreement remain unaltered and in full force and effect.

The parties have caused this Amendment 6 to be executed by their duly authorized representatives as of the Effective Date written above.


LAWSON ASSOCIATES, INC.                     HYPERION SOLUTIONS CORPORATION

By  /s/ Dean Hager                          By  /s/ Deborah C. Winter
    --------------------------------            --------------------------------
Name  Dean Hager                           Name  Deborah C. Winter
      ------------------------------             -------------------------------
Title Exec. Vice President                 Title Vice President, Worldwide
      ------------------------------               Contracts
                                                 -------------------------------







(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              AMENDMENT NUMBER 7 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 7 ("Amendment 7") is entered into effective as of June 29, 2000 (the "Effective Date") by and between Hyperion Solutions Corporation ("Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 as amended by Amendment No. 1 dated August 1, 1998; Amendment No. 2 dated May 15, 1999; Amendment No. 3 dated September 1, 1998; Amendment No. 4 dated June 1, 1999, Amendment No. 5 dated March 23, 2000 and Amendment No. 6 dated June 29, 2000 (collectively, the "Agreement"). Capitalized terms not defined herein have the same meaning as in the Agreement.

     1. This Amendment 7 is only for the specific purpose of extending third party beneficiary rights in Hyperion source code ("source code") to Partner's customer, Columbia/HCA, under the terms and conditions herein. In the event that the conditions for release of Hyperion source code become effective, then Columbia/HCA may only use such source code for internal purposes to maintain Hyperion software. No sublicense or other right is granted in the source code to Columbia/HCA except as specifically provided herein. In no event will this Amendment 7 apply or amend the Application Partner Agreement for any other circumstance or for any other Partner customer or to Partner for general purposes.

     2. Subject to and solely for the specific purpose stated in Section 1 above, paragraph 5(d) of the Application Partner Agreement is amended as follows:

"5(D) SOURCE CODE ESCROW. Hyperion maintains a copy of Hyperion source code for the Software with a source code escrow agent (the "Agent"). Upon execution of this Amendment 7, Hyperion shall forward a source code escrow agreement ("Escrow Agreement") to Partner for execution after which Hyperion shall register Partner with the Agent. Such Escrow Agreement shall contain release conditions that shall provide for specified Hyperion source code to be released to Partner in the event that Hyperion has: (i) materially failed, after the expiration of any applicable cure period, to materially perform maintenance or support obligation which Hyperion agreed to perform under the Agreement so long as Partner's customer, Columbia/HCA, is current on maintenance, i.e., current on maintenance payments and is running the most current version of the Hyperion software; or
(ii) Hyperion has materially ceased to do business in the ordinary course and has become insolvent without a successor in interest.

     Partner agrees to pay for the registration and continued listing of Partner with Agent at Agent's then current fees for such service subject to the specific purpose herein. Partner shall not be eligible to receive the source code under the Escrow Agreement unless Partner has paid for and is current on escrow enrollment and renewal and has paid for and is entitled to Maintenance Support from Hyperion for the Software. Partner's use of such source code shall be subject to the terms of the Escrow Agreement and the Agreement with the terms and conditions in this Amendment 7 governing. In the event that source code is released to Partner under the terms and conditions of subsections (i) or (ii) above and Partner has materially failed to perform maintenance and support obligations which it has agreed to perform related to Hyperion Software under Partner's agreement with Columbia Information Systems, Inc. or that Partner has ceased to do business in the ordinary course and has become insolvent without a successor in interest, Partner shall assign its access to Hyperion source code rights, responsibilities and obligations of Partner set forth in this Amendment 7 to its customer Columbia Information Systems, Inc. so long as Columbia Information Systems, Inc., is current on maintenance payments and is running the most current version of Hyperion software."

     3. Partner may notify its customer, Columbia Information Systems, Inc., of third party beneficiary status, but may not grant greater rights than specified herein. In no event will access be panted to any third party source code. This Amendment is not intended to transfer ownership of intellectual property from Hyperion to Partner or Columbia Information Systems, Inc.

     4. Except as expressly modified by this Amendment 7, all terms and conditions of the Agreement remain unaltered arid in full force and effect. In the event of a conflict in terms, such terms shall be construed in favor of Hyperion.

The parties have caused this Amendment 7 to be executed by their duly authorized representatives as of the Effective Date written above.


LAWSON ASSOCIATES, INC.                           HYPERION SOLUTIONS CORPORATION

By  /s/ Bruce B. McPheeters                 By  /s/ Deborah C. Winter
    --------------------------------            --------------------------------
  Name  Bruce B. McPheeters                   Name  Deborah C. Winter
        ----------------------------                ----------------------------
 Title  Vice President                       Title  Vice President, Worldwide
        ----------------------------                  Contracts
                                                    ----------------------------

                              AMENDMENT NUMBER 8 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 8 ("Amendment 8") is entered into effective as of October 19, 2000 (the "Effective Date") by and between Hyperion Solutions Corporation ("Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 as amended by Amendment No. 1 dated August 1, 1998; Amendment No. 2 dated May 15, 1999; Amendment No. 3 dated September 1, 1998; Amendment No. 4 dated June 1, 1999; Amendment No. 5 dated March 23, 2000; Amendment No. 6 dated June 29, 2000 and Amendment No. 7 dated June 29, 2000 (collectively, the "Agreement"). Capitalized terms not defined herein have the same meaning as in the Agreement.

1. Add a new Section 2(h) to the Agreement as follows:

     "(h) OUTSOURCING. Hyperion acknowledges that Partner and its Business Affiliates may wish to perform outsourcing services on behalf of their customers who wish to receive outsourcing services related to the Software ("Customers"). Notwithstanding any other provision of this Agreement or of any license agreement, when Partner or its Business Affiliates wishes to provide outsourcing services to their Customers Hyperion will permit Partner or its Business Affiliate to access and use the Software to perform outsourcing services for a specific Customer, provided Partner, or its Business Affiliate, enters into a outsourcing agreement with a specific Customer for the Software which restricts the use of the Software to the performance of outsourcing services for such specific Customer. When using the Software to perform outsourcing services for a specific Customer, Partner and its Business Affiliates are strictly prohibited from using the Software license for more than one specific Customer, Partner's or its Business Affiliate's right to use the Software for such purposes will terminate. Partner agrees to indemnify Hyperion from and against any actual monetary liability or damages (including reasonable attorneys' fees) suffered by Hyperion from any claim due to provision of such outsourcing services by Partner or its Business Affiliates to such outsourcing services customer, to the extent that such claim is not attributable to the performance or operation of the Software itself.

2. Except as expressly modified by this Amendment 8, all terms and conditions of the Agreement remain unaltered and in full force and effect. In the event of a conflict in terms, such terms shall be construed in favor of Hyperion.

The parties have cause this Amendment 8 to be executed by their duly authorized representatives as of the Effective Date written above.


LAWSON ASSOCIATES, INC.                        HYPERION SOLUTIONS CORPORATION


By: /s/ Felcia Guity                           By:  /s/ Claire Goldbloom
    -------------------------------------           ----------------------------
Name:  Felicia Guity                              Name: Claire Goldbloom
       ----------------------------------               ------------------------
Title: VP Strategic Alliances                     Title: Corporate Counsel
       ----------------------------------                -----------------------

                              AMENDMENT NUMBER 9 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 9 ("Amendment 9") is entered into effective as of December 22, 2000 (the "Effective Date") by and between Hyperion Solutions Corporation ("Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 as amended by Amendment No. 1 dated August 1, 1998; Amendment No. 2 dated May 15, 1999; Amendment No. 3 dated September 1, 1998; Amendment No. 4 dated June 1, 1999, Amendment No. 5 dated March 23, 2000; Amendment No. 6 dated June 29, 2000; Amendment No. 7 dated June 29, 2000; and Amendment No. 8, dated October 19, 2000 (collectively, the "Agreement"). Capitalized terms not defined herein have the same meaning as in the Agreement.

1. Add three new subsectionsto Section 1 (Definitions) as subsections 1(o), 1(p) and 1(q).

"(o) "SERVICE BUREAU PROVIDER" means Partner or Service Bureau partner acting on behalf of a named End User, when such End User has contracted with Partner or Service Bureau Partner, as part of the Partner Product offering, to outsource certain information technology related activities of its business to Partner or Service Bureau Partner, including, operation and administration of the Software for the purpose of processing End User's internal business.

(p) "SERVICE BUREAU SERVER" means the identified server used by Service Bureau Provider for the purpose of processing End User's internal business.

(q) "SERVICE BUREAU PARTNER(S)" means those Partner-authorized service bureau providers who are pre-approved in writing by Hyperion that provide service bureau services to End Users on behalf of Partner."

2.   Add a new subsection (i) to Section 2 (License and Delivery) as follows:

"(i) SERVICE BUREAU LICENSE. For a period of six (6) months beginning on the Effective Date of Amendment 9 and subject to its terms and conditions, Hyperion grants to Partner a non-exclusive right to acquire licenses of certain identified Software to enable Partner or Service Bureau Partners to act as Service Bureau Providers to End Users within the Territory ("Service Bureau License"). Partner shall submit written orders to Hyperion for Software to be used on Service Bureau Servers and shall report to Hyperion the number of users of all End User customers (and the related Service Bureau Partner, as the case may be) authorized to access each Service Bureau Server. Partners and Service Bureau Partners shall comply with the limitations, restrictions and other terms and conditions of this Agreement relating to their ability to act as a Service Bureau Provider. Partner shall be solely responsible for ensuring the compliance of its Service Bureau Provider Partners with the terms of this Agreement. Further, Partner agrees to indemnify Hyperion from and against any actual monetary liability or damages (including reasonable attorneys' fees) suffered by Hyperion from any claim by an End User against Hyperion due to provision of service bureau services by Partner or its Service Bureau Partners to such End User, to the extent that such claim is not attributable to the performance or operation of the Software itself. Upon termination or expiration of this Service Bureau License, all rights and licenses granted under this Service Bureau License shall terminate and revert back to Hyperion, except that any written and signed agreement between Partner and any End User allowing End User to have access to the Software under the terms of this Service Bureau License as of the date of termination or expiration of the Service Bureau License will remain in effect in accordance with their terms and conditions.

(j) SERVICE BUREAU LICENSE RESTRICTIONS. Partner or its Service Bureau Partner may use the Software as a Service Bureau Provider solely in connection with the use of one or more Partner Products in the manner authorized in this Agreement, subject to restrictions applicable to the specific license type described in this Agreement. Such restrictions shall be enforced by either programmatic and/or contractual limitations, as the partiers shall mutually agree in writing. Contractual language, where used, shall contain terms substantially similar to those set forth in Exhibit B. Partner agrees that any End Users allowed access to the Software under any agreement where Partner or a Service Bureau Partner is acting as a Service Bureau Provider shall be bound by a written and signed agreement with license provisions at least as protective of Hyperion's rights as the limitations of liability, disclaimers, and use Exhibit G. Partner and its Service Bureau Partners may not license or grant access to the Software to any company, or the employees or consultants of such Company, whose principal line of business compete directly with Hyperion. A current list of such competitors is provided in Exhibit C. Hyperion reserves the right to make changes to Exhibit C upon prior written notice to Partner."

3. Delete Exhibit A (Business Term Summary) in its entirety and replace it with Exhibit A (Business Term Summary) which is attached to this Amendment 9 as Attachment 1.

4. Exhibit B (Partner Product Description) shall be amended to add the following:

"PARTNER PRODUCT NAME(S):  Lawson-Workforce Analytics

DESCRIBE HOW ESSBASE WILL BE USED IN PARTNER PRODUCT(S): Lawson e-Workforce Analytics is a hosted e-service that provides a mechanism for clients to submit transactional data and then view 70+ performance indicators via a secure internet connection. Lawson -e-Workforce Analytics will `pump' transactional data from their Lawson HRMS and Financial applications using Lawson's analytic Architecture applications. The transactional data will reside in Hyperion Essbase in Lawson's hosting center.

CONTRACTUAL RESTRICTIONS: In accordance with the terms of Sections 2(i) and 2(j) of the Agreement, when Hyperion Essbase Software is licensed and used as part of Lawson e-Workforce Analytics, Partner must include language in any subscription service agreement with an End User or client that is substantially similar to the following:

"HYPERION ESSBASE SOFTWARE IS LIMITED TO USE ONLY WITH LAWSON E-WORKFORCE ANALYTICS. WITHOUT LIMITING THE FOREGOING, CLIENT MAY NOT HAVE DIRECT INTERACTION WITH THE HYPERION ESSBASE SOFTWARE."

APPLICATION FRONT END USED:  Lawson E-Scorecard."

5. Delete Exhibit C (Disallowed Customers - Effective November 1, 1996) in its entirety and replace it with Exhibit C (Disallowed Customers - Effective November 2000), which is attached to this Amendment 9 as Attachment 2.

6. Except as expressly modified by this Amendment 9, all terms and conditions of the Agreement remain unaltered an in full force and effect. In the event of a conflict in terms, such terms shall be construed in favor of Hyperion.

The parties have caused this Amendment 9 to be executed by their duly authorized representatives as of the Effective Date written above.

LAWSON ASSOCIATES, INC.                  HYPERION SOLUTIONS
                                         CORPORATION


By /s/ Bruce B. McPheeters               By /s/ Claire M. Goldbloom
   -------------------------------          ------------------------------------

Name Bruce B. McPheeters                 Name  Claire M. Goldbloom
     -----------------------------             ---------------------------------

Title Vice President                     Title Corporate Counsel
      ----------------------------             ---------------------------------

                             AMENDMENT NUMBER 10 TO
                          APPLICATION PARTNER AGREEMENT

This Amendment Number 10 ("Amendment 10") is entered into effective as of December 27, 2000 (the "Effective Date") by and between Hyperion Solutions Corporation ("Hyperion") and Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 as amended by Amendment No. 1 dated August 1, 1998; Amendment No. 2 dated May 15, 1999; Amendment No. 3 dated September 1, 1998; Amendment No. 4 dated June 1, 1999, Amendment No. 5 dated March 23, 2000 Amendment No. 6 dated June 29, 2000, Amendment No. 7 dated June 29, 2000, Amendment No. 8 dated October 19 ,2000, and Amendment No. 9 dated December 22, 2000 (collectively, the "Agreement"). Capitalized terms not defined herein have the same meaning as in the Agreement.

1.   Add a new Section 2(i) to the Agreement as follows:

     "(i) Training Center License. Upon execution of this Amendment 10 and in return for annual payments paid in advance for the period for which they apply, Hyperion will proceed Partner with the following Software for use as described in this paragraph: Hyperion Essbase OLAP Server with 10 Hyperion Named Users @ (*) and Hyperion Pillar with 10 Named Users @ (*). Hyperion shall have the right to renegotiate the annual Training Center License fees at any time and any changes to the annual Training Center License fees shall become effective beginning on the next anniversary date of this Amendment 10. Partner shall use on copy of each of the foregoing Software for analytical architecture training of Partner Products only in Partner's designated training center. Partner shall not provide any training on Hyperion Essbase or Hyperion Pillar. Hyperion Essbase and Hyperion Pillar shall be used only in conjunction with Partner Products and shall not be used to run the internal operations of Partner nor provided to any third party. Hyperion may discontinue this Training Center License at any time upon written notice to Partner and such termination shall become effective at the completion of the prepaid annual period.

2. Partner shall no longer have the right to sublicense Hyperion Pillar as an embedded OEM product. Delete Section 3 of Amendment Number 3 of Amendment Number 3 to this Agreement and replace it with the following:

     "3. Hyperion grants to Partner a non exclusive license to market, distribute and sublicense Hyperion Pillar subject to the terms and conditions contained in Amendment 10 and the Agreement. Partner shall sublicense and distribute Hyperion Pillar in accordance with Section 2(c) of the Agreement."

3. Partner shall not longer have the right to reproduce Hyperion Pillar for purposes of distribution. Delete Section 8(a) of Amendment Number 3 and replace it with the following:



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

4. Delete Section 8(a) of Amendment Number 3 and replace it with the following:

     "(a) For each first direct license sale of Hyperion Pillar to a customer by Partner, (*) for a minimum of 30 Named User system if to existing customers, and (*) for a minimum of 10 Named User system if to new customers. For each direct license sale thereafter of Hyperion Pillar only (Named Users not included) to existing customers by Partner, Partner shall pay Sublicense Fees equal to (*) of Hyperion's then-current list price for Hyperion Pillar. The Sublicense Fees for additional users beyond the specified minimums are set forth in subparagraph (c) below. Hyperion shall have the right on each anniversary of the Agreement to renegotiate the foregoing amounts."

5.   Delete the View Only User sublicense type, pricing and definition from
     Section 8(c) of Amendment Number 3 to this Agreement.

6.   Delete Section 10 of Amendment Number 3 and replace it with the following:

     "10. For all Support and Maintenance services provided by Hyperion to Partner for Hyperion Pillar, Partner shall pay Hyperion End User Support and Maintenance Fees equal to Hyperion's then-current Maintenance and Support fees. (Hyperion's current Maintenance and Support fees for Support and Maintenance services provided by Hyperion to Partner in connection with Partner's support of Maintenance services provided by Hyperion to Partner in connection with Partner's support of Partner's End Users are equal to (*) of the net sublicense fees). Such End User's Support and Maintenance fees shall be payable annually in advance for the period for which they apply and such fees are owed on any such sublicense so long as a specific End User receives Support and Maintenance from Partner. IN the event that coverage for Support and Maintenance lapses, for a period of 60 days, as a result of either termination by End User or any reason or by Partner for End User's non-payment, renewal of such Support and Maintenance will require payment by Partner of a User's reinstatement fee to Hyperion equal to (*) of the sum of the fees for any previously unpaid contract period(s) plus full payment for the subsequent annual period."

7. Delete Hyperion Wired for OLAP wherever it appears in the agreement and replace with Hyperion Analyzer.

8. Delete Hyperion's Spider-Man Web Application (which is a Hyperion Enterprise module) wherever it appears in the Agreement and replace it with Hyperion Enterprise Reporting Web.

9. Add Hyperion Reports and Hyperion Planning to Exhibit A of the Agreement. Hyperion grants to Partner a non-exclusive license to market, distribute, and sublicense Hyperion Reports and Hyperion Planning subject to the terms and conditions contained in this Amendment 10 and the Agreement. Partner shall sublicense and distribute Hyperion Reports and Hyperion Planning in accordance with Section 2(c) of the Agreement. Partner is not licensed to use the source code for Hyperion Reports or Hyperion Planning and shall not have access thereto.

10. Partner shall submit written orders to Hyperion for Hyperion Reports and Hyperion Planning for distribution in accordance with the terms of this Amendment 10 and the Agreement. When Partner sublicenses Hyperion Reports and/or Hyperion Planning, Partner shall arrange for the End User to


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

     contract directly with Hyperion for Support. Partner shall provide Hyperion with: (i) a customer signed copy of the Hyperion Maintenance Service Agreement provided in Exhibit 1 of Amendment 5 and (ii) a written order substantially in the form of Exhibit 2 in Amendment 5 for both the Software and first year's fees for Maintenance and Support at the time each order is placed. Hyperion may, in its discretion, establish minimum quantities for orders. Hyperion shall endeavor to fulfill correctly placed orders within ten (10) business days of receipt from Partner. In no event shall Hyperion be liable for late delivery. The Software shall be shipped by Hyperion either to Partner or Partner's End User, as requested by Partner, F.O.B. origin, freight prepaid with risk of loss to pass from Hyperion upon delivery by Hyperion to a common carrier. Hyperion shall invoice Partner upon shipment of orders received for applicable fees and freight charges, including transportation and insurance. Partner shall not make copies of Hyperion Reports or Hyperion Planning for purposes of distributing them under its distribution license.

11. Partner will pay to Hyperion sublicense fees for Hyperion Reports and Hyperion Planning equal to (*) of the then current Hyperion local country list price for Hyperion Reports and Hyperion Planning. Payment shall be in accordance with the payment terms contained in the Agreement for sublicense sales of Software.

12. For all Hyperion Reports and Hyperion Planning Software where Partner has arranged for the End User to contract directly with Hyperion for Support as authorized under this Agreement, Partner shall pay Hyperion a fee equal to the first year of Hyperion's then-current Maintenance and Support fees. (Hyperion's current Maintenance and Support fees are equal to (*) of the list price.) After the first annual maintenance period, Hyperion shall invoice the End User for Maintenance and Support Fees, which shall be payable in advance of the period for which they apply.

13. Hyperion's limited product warranty set froth in Section 8 of the General Terms and Conditions contained in the Agreement is voided to the extent that Partner modifies the Software or uses the Software other than in accordance with the applicable Documentation.

14. Except as expressly modified by this Amendment 10, all terms and conditions of the Agreement remain unaltered and in full force and effect.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

The parties have caused this Amendment 10 to be executed by their duly authorized representatives as of the Effective Date written above.

LAWSON ASSOCIATES, INC.                  HYPERION SOLUTIONS
                                         CORPORATION


By /s/ Bruce B. McPheeters               By /s/ Claire M. Goldbloom
   -------------------------------          ------------------------------------

Name Bruce B. McPheeters                 Name Claire M. Goldbloom
     -----------------------------            ----------------------------------

Title Vice President                     Title Corporate Counsel
      ----------------------------             ---------------------------------






(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                             AMENDMENT NUMBER 12 TO
                          APPLICATION PARTNER AGREEMENT


This Amendment number 12 ("Amendment 12") is entered into effective as of May 25, 2001 (the "Effective Date") by and between Hyperion Solutions Corporation ("Hyperion") and Lawson Software, Inc., formerly Lawson Associates, Inc. ("Partner") for the purpose of amending the Application Partner Agreement between the parties dated December 31, 1996 as amended by Amendment 1 dated August 1, 1998; Amendment 2 dated May 15, 1999; Amendment 3 dated September 1, 1998; Amendment 4 dated June 1, 1999, Amendment 5 dated March 23, 2000; Amendment 6 dated June 29, 2000; Amendment 7 dated June 29, 2000; Amendment 8 dated October 19, 2000; Amendment 9 dated December 22, 2000; and Amendment 10 dated December 27, 2000; (collectively, the "Agreement"). Capitalized terms not defined herein have the same meaning as in the Agreement.

1. The Service Bureau License rights granted to Partner under Amendment 9 of the Agreement is hereby extended through June 1, 2002.

2. By way of clarification, the reporting of Sublicense Fees and Maintenance Fees set forth in Section 6(e) of the Agreement, also apply to Service Bureau License Fees payable by Partner to Hyperion for each application specific license of Software that Partner hosts in conjunction with Lawson 2-Workforce Analytics. As Hyperion has not yet received any monthly royalty report of application specific licenses of Software that Partner hosts conjunction with Lawson e-Workforce Analytics, Partner shall provide Hyperion with the first such monthly report by June 25, 2001.

Except as expressly modified by this Amendment 12, all terms and conditions of the Agreement remain unaltered and in full force and effect. The parties have caused this Amendment 12 to be executed by their duly authorized representatives as of the Effective Date written above.


LAWSON SOFTWARE, INC.                    HYPERION SOLUTIONS
                                         CORPORATION


By /s/ Felicia Guity                     By /s/ Claire Goldbloom
   -------------------------------          ------------------------------------

Name Felicia Guity                       Name Claire Goldbloom
     -----------------------------            ----------------------------------

Title VP Strategic Alliances             Title Corporate Counsel
      ----------------------------             ---------------------------------